Filed with the U.S. Securities and Exchange Commission on February 28, 2019

1933 Act Registration File No. 333-108394
1940 Act File No. 811-21422

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N‑1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre‑Effective Amendment No.	☐
Post‑Effective Amendment No. 153	☒
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 154	☒
(Check appropriate box or boxes.)

Trust for Advised Portfolios
 (Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices) (Zip Code)

(Registrant’s Telephone Numbers, Including Area Code) (626) 914-7385

Christopher E. Kashmerick, President
Trust for Advised Portfolios
c/o U.S. Bank Global Fund Services
777 East Wisconsin Avenue, 10th Floor
Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Copies to:

Christopher D. Menconi, Esquire
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue NW
Washington, D.C. 20004

It is proposed that this filing will become effective

[ ]	immediately upon filing pursuant to paragraph (b)
[x]	on February 28, 2019 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Soundwatch
Hedged Equity Fund

Institutional Class	BHHEX

PROSPECTUS

February 28, 2019

A series of Trust for Advised Portfolios (the “Trust”)

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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SUMMARY SECTION

Investment Objective
The Soundwatch Hedged Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Institutional Class
Management Fees (1)	0.66%
Other Expenses	0.34%
Acquired Fund Fees and Expenses (2)	0.04%
Total Annual Fund Operating Expenses	1.04%
Less: Fee Waiver and/or Expense Reimbursement	-0.34%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)	0.70%

(1)	Restated to reflect contractual decrease in management fee from 0.85% to 0.66% effective March 1, 2019.

(2)
Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not correlate to “Ratio of expenses to average net assets” either “Before fees waived by the Adviser” or “After fees waived by the Adviser” provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include 0.04% that is attributed to Acquired Fund Fees and Expenses.

(3)
Soundwatch Capital, LLC (the "Adviser") has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding taxes, leverage expense, brokerage commissions, acquired fund fees and expenses, interest expense and dividends paid on short sales or extraordinary expenses) in order to limit the Total Annual Fund Operating Expenses to 0.66% of average daily net assets of the Fund’s Institutional Class (the “Expense Cap”). The Expense Cap will remain in effect through at least February 29, 2020 and may be terminated only by the Trust’s Board of Trustees (the “Board”). Effective November 15, 2018, the Expense Cap was lowered from 0.95% and 0.90%, and effective December 15, 2018, the Expense Cap was lowered to its current rate of 0.85%.  The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to, if different, the Expense Cap at the time of waiver/payment or the Expense Cap at the time of recoupment, whichever is lower.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap only in the first two years). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$72	$297	$541	$1,240

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Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended October 31, 2018, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.

Principal Investment Strategies of the Fund
The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in a portfolio of equity securities and investments that have economic characteristics similar to equity securities. These equity securities and investments may include U.S. exchange-listed common stocks, equity index futures, and/or exchange-traded funds (“ETFs”) that track the S&P 500 Index. For purposes of this 80% investment policy, the Adviser will consider the underlying holdings of any ETFs in which the Fund invests. On the portfolio, the Fund systematically writes (sells) equity index and/or ETF call options, covered calls and option spreads to generate additional income. A portion of this income is used to systematically purchase a series of protective equity index and/or ETF put options or put spreads to reduce the negative impact of stock market declines on long-term performance. The Fund is an “equity strategy,” which aims to provide better risk-adjusted returns across market cycles compared to an investment in the benchmark index.

The Fund follows a proprietary rules-based BUY, HOLD & HEDGE™ strategy. It systematically selects option strikes, maturities, and trade dates based upon several measurable market factors. Through the use of options, the Fund intends to reduce the downside risk inherent in equity investments while generating long‑term equity returns in line with the benchmark index. Thus, the Fund seeks to provide an efficient trade-off between risk and reward, where risk is characterized by volatility or fluctuations in value over time, as well as drawdown risk (tail risk). Under certain market conditions, the selling of call options, including covered call options, or option spreads and purchasing of protective put options or put spreads may also limit the upside returns of the Fund.

The Adviser may perform the following methods of security analysis when making purchase and sales decisions:

•	Fundamental analysis –performed on historical and present data, with the goal of making financial forecasts;
•	Technical analysis –performed on historical and present data, focusing on price and trade volume, with the goal of forecasting the direction of prices; and
•	Cyclical analysis –performed on historical relationships between price and market trends, with the goal of forecasting the direction of prices.

Principal Risks of Investing in the Fund
Losing all or a portion of your investment is a risk of investing in the Fund. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. In particular, the following risks could affect the value of your investment:

Equity Securities Risk:  The risks that could affect the value of the Fund’s shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value.

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ETF Risk:  When the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF generally reflects the risks of owning the underlying securities that the ETF holds. The Fund also will incur brokerage costs when it purchases ETFs.

Implied Volatility Risk:  When the Fund sells an option, it gains the amount of the premium it receives, but also incurs a liability representing the value of the option it has sold until the option is either exercised and finishes “in the money,” meaning it has value and can be sold, or the option expires worthless, or the expiration of the option is “rolled,” or extended forward. The value of the options in which the Fund invests is based partly on the volatility used by market participants to price such options (i.e., implied volatility). Accordingly, increases in the implied volatility of such options will cause the value of such options to increase (even if the prices of the options’ underlying stocks do not change), which will result in a corresponding increase in the liabilities of the Fund under such options and thus decrease the Fund’s net asset value.

Investment Strategy Risk:  The Adviser uses principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Adviser in using these investment strategies may not produce the returns expected by the Adviser, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

Leverage Risk:  Certain derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If the Fund uses leverage through purchasing derivative instruments, the Fund has the risk of losing more than its original investment. The net asset value of the Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Market Risk:  The prices of the securities in which the Fund invests may decline for a number of reasons. These reasons may include changing economic circumstances and perceptions about the creditworthiness of individual issuers. Markets are volatile and values of individual securities can decline significantly in value in response to adverse issuer, political, regulatory, market, economic, and other developments that may cause broad changes in market values.

Models and Data Risk:  The Adviser relies on its proprietary model (“Models and Data”) in making investment decisions for the Fund. When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential loss.

Options Risk:  Options are complex derivatives that involve risks that are not suitable for everyone. Options trading can be speculative in nature and carry substantial risk of loss. Options may be subject to greater fluctuations in value than an investment in the underlying securities. There are significant differences between securities and options that could result in an imperfect correlation between markets, causing a given transaction not to achieve its objectives. Options may also be illiquid and the Fund may have difficulty closing out its position prior to expiration.

•
Protective Put Option Risk:  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option, the obligation to buy the underlying security, index, currency or other instrument at a specified exercise price. When the Fund purchases a put option on a security or index, it may lose the entire premium paid if the underlying security or index does not decrease in value.

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•
Protective Put Spread Risk:  When the Fund purchases a protective put spread on a security or index, it may lose the entire premium paid if the underlying security or index does not decrease in value. The put spread also will not protect the entire loss of the security, but only in the amount equal to the value of the long put options less the value of the short put options.

•
Covered Call Option Risk:  A covered call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at a specified exercise price. By writing covered call options in return for the receipt of premiums, the Fund will give up the opportunity to benefit from potential increases in the value of the underlying securities above the exercise prices of the written options, but will continue to bear the risk of declines in the value of such securities. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying securities over time. If trading is suspended, the Fund may be unable to write options at times that may be desirable or advantageous to the Fund to do so.

•
Call Spread Writing Risk:  By writing call spreads (or put spreads) in return for the receipt of premiums, the Fund will give up some of the opportunity to benefit from potential increases (or decreases) in the value of the underlying securities above (or below the exercise prices) of the written options. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying securities over time.

Redemption Risk:  The Fund could experience a loss, and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Performance
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s Institutional Class performance from year to year. The table illustrates how the Fund’s average annual returns for the periods indicated compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information will be available by calling the Fund toll-free at 888-BHH-4601 (888-244-4601).

Calendar year ended December 31,

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During the period of time shown in the bar chart, the Fund’s highest quarterly return was 5.60% for the quarter ended December 31, 2017, and the lowest quarterly return was -11.17% for the quarter ended December 31, 2018 .

Average Annual Total Returns
For the Calendar Year Ended December 31, 2018
Institutional Class	1 Year	Since Inception November 30, 2016
Return Before Taxes	-8.07%	4.71%
Return After Taxes on Distributions	-8.31%	4.45%
Return After Taxes on Distributions and Sale of Fund Shares	-4.61%	3.61%
S&P 500 Total Return Index (reflects no deduction for fees, expenses, or taxes)	-4.38%	8.61%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).  In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Management
Investment Adviser:  Soundwatch Capital, LLC is the Fund’s investment adviser.

Portfolio Managers:  Robert Hammer and Jan Bos are portfolio managers of the Fund since its 2016 inception.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail to Soundwatch Hedged Equity Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by telephone at 888-BHH-4601 (888-244-4601), by wire transfer, or through a financial intermediary. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. Financial Intermediaries may aggregate several customer accounts to accumulate the requisite initial investment minimum. The minimum initial and subsequent investment amounts are shown below.

Institutional Class
Minimum Initial Investment	$2,500,000
Minimum Subsequent Investment	No minimum

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income, qualified dividend income or capital gains, unless you invest though a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (“IRA”). Distributions on investments made through tax-advantaged arrangements may be taxed later upon withdrawal of assets from those accounts.

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Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED PRINCIPAL RISKS

Investment Objective
The Fund seeks to provide long-term capital appreciation. The Fund’s investment objective is non‑fundamental and may be changed without shareholder approval upon at least a 60-day written notice to shareholders.

Principal Investment Strategies
The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in a portfolio of equity securities and investments that have economic characteristics similar to equity securities. These equity securities and investments may include U.S. exchange-listed common stocks, equity index futures, and/or exchange-traded funds (“ETFs”) that track the S&P 500 Index. For purposes of this 80% investment policy, the Adviser will consider the underlying holdings of any ETFs in which the Fund invests. On that portfolio, the Fund systematically writes (sells) equity index and/or ETF call options covered calls and option spreads to generate additional income. A portion of this income is used to systematically purchase a series of protective equity index and/or ETF put options or put spreads to reduce the negative impact of stock market declines on long-term performance. The Fund is an “equity strategy” which aims to provide better risk-adjusted returns across market cycles compared to an investment in the benchmark index.

As the seller of an index call option, the Fund receives cash (the “premium”) from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”). If the purchaser does not exercise the option, the Fund retains the premium. If the purchaser exercises the option, the Fund pays the purchaser the difference between the value of the index and the exercise price of the option. The premium, the exercise price and the value of the index determine the gain or loss realized by the Fund as the seller of the index call option.

The Fund may also buy index and/or ETF put options in an attempt to protect the Fund from a significant market decline that may occur over a short period of time. The value of an index and/or ETF put option generally increases as stock prices (and the value of the index) decrease and decreases as those stocks (and the index) increase in price. A put spread is an option spread strategy that is created when equal number of put options are bought and sold simultaneously. Under certain market conditions, the selling of call options, including covered call options, or option spreads and purchasing of protective put options or put spreads may limit the upside returns of the Fund.

The Fund follows a proprietary rules-based BUY, HOLD & HEDGE™ strategy. It systematically selects option strikes, maturities, and trade dates based upon several measurable market factors. Through the use of options, the Fund intends to reduce the downside risk inherent in equity investments while generating long-term equity returns in line with the benchmark index. Thus, the Fund seeks to provide an efficient trade-off between risk and reward, where risk is characterized by volatility or fluctuations in value over time, as well as drawdown risk (tail risk).

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The Adviser may utilize the following methods of security analysis when making purchase and sales decisions:

•	Fundamental analysis –performed on historical and present data, with the goal of making financial forecasts;
•	Technical analysis –performed on historical and present data, focusing on price and trade volume, with the goal of forecasting the direction of prices; and
•	Cyclical analysis –performed on historical relationships between price and market trends, with the goal of forecasting the direction of prices.

To respond to temporary adverse market, economic, political or other conditions, the Fund may invest up to 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments. When the Fund takes such temporary positions, it may not achieve its investment objective.

Related Principal Risks
Losing all or a portion of your investment is a risk of investing in the Fund. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following risks could affect the value of your investment:

Equity Securities Risk:  The risks that could affect the value of the Fund’s shares and the total return on your investment include the possibility that the equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value.

All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. Historically, the equity markets have moved in cycles and the value of the securities in the Fund’s portfolio may fluctuate substantially from day to day. Owning an equity security can also subject the Fund to the risk that the issuer may discontinue paying dividends.

ETF Risk:  If the Fund invests in ETFs, shareholders will indirectly bear fees and expenses charged by the ETF in which the Fund invests in addition to the Fund’s direct fees and expenses. The Fund also will incur brokerage costs when it purchases ETFs. Furthermore, investments in ETFs could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in the Fund.

Shares of ETFs are listed on securities exchanges and transacted at negotiated prices in the secondary market. Generally, ETF shares trade at or near their most recent net asset value, which is generally calculated at least once daily for indexed-based ETFs and more frequently for actively managed ETFs. However, certain inefficiencies may cause the shares to trade at a premium or discount to their pro rata net asset value. There is also no guarantee that an active secondary market for such shares will develop or continue to exist. Generally, an ETF only redeems shares when aggregated as creation units. Therefore, if a liquid secondary market ceases to exist for shares of a particular ETF, a shareholder may have no way to dispose of such shares.

Implied Volatility Risk:  When the Fund sells an option, it gains the amount of the premium it receives, but also incurs a liability representing the value of the option it has sold until the option is either exercised and finishes “in the money,” meaning it has value and can be sold, or the option expires worthless, or the expiration of the option is “rolled,” or extended forward. The value of the options in which the Fund invests is partly based on the volatility used by market participants to price such options (i.e., implied volatility). Accordingly, increases in the implied volatility of such options will cause the value of such options to increase (even if the prices of the options’ underlying stocks do not change), which will result in a corresponding increase in the liabilities of the Fund under such options and thus decrease the Fund’s net asset value. The Fund is therefore exposed to implied volatility risk before the options expire or are exercised. The implied volatility of the options sold by the Fund may increase due to general market and economic conditions, perceptions regarding the industries in which the issuers of the underlying stock participate, or factors relating to specific companies.

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Investment Strategy Risk: The Adviser uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Adviser in using these investment strategies may not produce the returns expected by the Adviser, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

Leverage Risk. Certain Fund transactions, such as its use of call and put options, option spreads and futures, may give rise to a form of leverage. The Fund may be more volatile than if the Fund had not been leveraged because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The Fund cannot assure that the use of leverage will result in a higher return on investment, and using leverage could result in a net loss. In addition, use of leverage by the Fund may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage. Registered investment companies such as the Fund are required to earmark assets to provide asset coverage for certain derivative transactions.

Market Risk: The securities in which the Fund invests may decline significantly in price over short or extended periods of time. Price changes may occur in the relevant markets as a whole, or they may occur in only a particular company, industry or sector of the relevant market. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world. Some of the trading strategies employed by the Fund involve attempting to take advantage of relative pricing discrepancies between related securities. The Adviser may be incorrect in its assessment of the pricing discrepancies or prices may not move in the manner anticipated by the Adviser.

Models and Data Risk: When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. For example, by relying on Models and Data, the Adviser may be induced to buy certain investments at prices that are too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether.

Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund.

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.

Options Risk:  Options are complex derivatives that involve risks and are not suitable for everyone. Options trading can be speculative in nature and carry substantial risk of loss. Options may be subject to greater fluctuations in value than an investment in the underlying securities. There are significant differences between securities and options that could result in an imperfect correlation between markets, causing a given transaction not to achieve its objectives. Options may also be illiquid and the Fund may have difficulty closing out its position prior to expiration.

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•
Protective Put Option Risk:  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option, the obligation to buy the underlying security, index, currency or other instrument at a specified exercise price. When the Fund purchases a put option on a security or index, it may lose the entire premium paid if the underlying security or index does not decrease in value.

•
Protective Put Spread Risk:  When the Fund purchases a protective put spread on a security or index, it may lose the entire premium paid if the underlying security or index does not decrease in value. The put spread also will not protect the entire loss of the security, but only in the amount equal to the value of the long put options less the value of the short put options.

•
Covered Call Option Risk:  A covered call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at a specified exercise price. By writing covered call options in return for the receipt of premiums, the Fund will give up the opportunity to benefit from potential increases in the value of the underlying securities above the exercise prices of the written options, but will continue to bear the risk of declines in the value of such securities. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying securities over time. If trading is suspended, the Fund may be unable to write options at times that may be desirable or advantageous to the Fund to do so.

•
Call Spread Writing Risk:  By writing call spreads (or put spreads) in return for the receipt of premiums, the Fund will give up some of the opportunity to benefit from potential increases (or decreases) in the value of the underlying securities above (or below the exercise prices) of the written options. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying securities over time.

Redemption Risk: The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

DISCLOSURE OF PORTFOLIO HOLDINGS

A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund's Statement of Additional Information (“SAI”).

MANAGEMENT OF THE FUND

Investment Adviser
The Fund’s investment adviser, Soundwatch Capital, LLC (the “Adviser”), is located at 485 Madison Avenue, 7th Floor, New York, NY 10022. The Adviser is an SEC-registered investment advisory firm formed in 2014. As of November 30, 2018, the Adviser had assets under management of approximately $123.8 million.

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The Adviser is responsible for the day-to-day management of the Fund in accordance with the Fund’s investment objective and policies. The Adviser also furnishes the Fund with office space and certain administrative services and provides most of the personnel needed to fulfill its obligations under its advisory agreement. For its services, the Fund pays the Adviser a monthly management fee that is calculated at the annual rate of 0.66% of the Fund’s average daily net assets. Effective March 1, 2019, the Adviser contractually lowered its management fee from 0.85% to 0.66%. For the fiscal year ended October 31, 2018, the Adviser received an aggregate fee of 0.63% of average net assets, after fee waivers.

A discussion regarding the basis of the Board’s approval of the Investment Advisory Agreement is available in the Fund’s semi-annual report for the reporting period ended April 30, 2018.

Fund Expenses
The Fund is responsible for its own operating expenses. However, the Adviser has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding AFFE, taxes, interest expense, and dividends on securities sold short and extraordinary expenses) in order to limit the Total Annual Fund Operating Expenses to 0.85% of average daily net assets of the Fund’s Institutional Class (the “Expense Cap”). The Expense Cap will remain in effect through at least February 29, 2020 and may be terminated only by the Trust’s Board of Trustees (the “Board”). The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to, if different, the Expense Cap at the time of waiver/payment or the Expense Cap at the time of recoupment, whichever is lower.

Portfolio Managers
Robert Hammer is a Portfolio Manager of the Fund since inception. Before co-founding Soundwatch Capital, LLC in 2014, Mr. Hammer worked for more than 20 years in structuring and managing derivative investments and teams for global banks in London, Paris, Tokyo, and New York. He worked at RBS (previous ABN AMRO) in London and New York from 1999 to 2013. Most recently, from 2009 to 2013, Mr. Hammer was Managing Director and Head of Equities and Equity Derivatives at RBS Americas, leading a team of 100 professionals. Mr. Hammer has a BS from the University of Delaware and an MBA from Wharton Business School at the University of Pennsylvania.

Jan Bos is a Portfolio Manager of the Fund since inception. Before co-founding Soundwatch Capital, LLC in 2014, Mr. Bos worked for more than 20 years building and managing investment products and teams at financial institutions in Amsterdam, London, and New York. Mr. Bos started ABN AMRO Equity Derivatives with two other colleagues in Amsterdam in 1992, helping to build it into a globally recognized multi-billion dollar derivatives business as Managing Director and Head of Dutch and US markets. He Co-Founded Volteq Capital in 2002, an Investment Company managing a hedged equity fund and a volatility fund. Most recently, from 2010 to 2013, Mr. Bos was an advisor for ABN AMRO, Milliman and a Dutch public housing association, restructuring its multi-billion loan and derivatives portfolio. Mr. Bos has an MBA from RSM Erasmus University in the Netherlands and a Masters in Physics from Delft University of Technology in the Netherlands.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of securities in the Fund.

SHAREHOLDER INFORMATION

Pricing of Fund Shares
Shares of the Fund are sold at net asset value (“NAV”) per share which is calculated as of the close of regular trading (generally, 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business. However, the Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The NYSE is closed on weekends and most national holidays, including New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV will not be calculated on days when the NYSE is closed for trading.

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Purchase and redemption requests are priced based on the next NAV per share calculated after receipt of such request. The NAV is the value of the Fund’s securities, cash and other assets, minus all expenses and liabilities (assets – liabilities = NAV). NAV per share is determined by dividing NAV by the number of shares outstanding (NAV/ # of shares = NAV per share). The NAV takes into account the expenses and fees of the Fund, including management and administration fees, which are accrued daily.

In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available. Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.

When reliable market quotations are not readily available or the Fund’s pricing service does not provide a valuation (or provides a valuation that in the judgment of the Adviser does not represent the security’s fair value) or when, in the judgment of the Adviser, events have rendered the market value unreliable, a security or other asset is valued at its fair value as determined under procedures approved by the Board. Valuing securities at fair value is intended to ensure that the Fund is accurately priced and involves reliance on judgment. Fair value determinations are made in good faith in accordance with the procedures adopted by the Board. The Board will regularly evaluate whether the Fund’s fair valuation pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Trust’s valuation committee. There can be no assurance that the Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

Fair value pricing may be applied to non-U.S. securities. The trading hours for most non-U.S. securities end prior to the close of the NYSE, the time that the Fund’s NAV is calculated. The occurrence of certain events after the close of non-U.S. markets, but prior to the close of the NYSE (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of non-U.S. securities when non-U.S. markets open on the following business day. If such events occur, the Fund may value non-U.S. securities at fair value, taking into account such events, when it calculates its NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV per share in advance of the time the NAV per share is calculated. The Adviser anticipates that the Fund’s portfolio holdings will be fair valued when market quotations for those holdings are considered unreliable.

Other types of investments that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) investments which are not frequently traded and/or the market price of which the Adviser believes may be stale; (b) illiquid securities, including “restricted” securities and private placements for which there is no public market; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed income securities that have gone into default and for which there is not a current market value quotation.

How to Buy Shares
The minimum initial investment amount for the Institutional Class shares is $2,500,000, and there is no minimum subsequent investment. Financial Intermediaries may aggregate several customer accounts to accumulate the requisite initial investment minimum.

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The minimum investment requirements may be waived from time to time by the Adviser, and for the following types of shareholders:

•
current and retired employees, directors/trustees and officers of the Trust, the Adviser and its affiliates and certain family members of each of them (i.e., spouse, domestic partner, child, parent, sibling, grandchild and grandparent, in each case including in-law, step and adoptive relationships);

•	any trust, pension, profit sharing or other benefit plan for current and retired employees, directors/trustees and officers of the Adviser and its affiliates;
•
current employees of U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, (the “Transfer Agent”), broker-dealers who act as selling agents for the Fund, intermediaries that have marketing agreements in place with the Adviser and the immediate family members of any of them;

•	existing clients of the Adviser, their employees and immediate family members of such employees;
•	registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with Quasar Distributors, LLC (“Quasar” or the “Distributor”), the Fund’s distributor;
•	qualified broker-dealers who have entered into an agreement with the Fund’s Distributor; and
•	Registered Investment Advisers investing on behalf of clients in exchange for an advisory, management or consulting fee.

You may purchase shares of the Fund by check, by wire transfer, via electronic funds transfer through the Automated Clearing House (“ACH”) network through an authorized bank or through one or more brokers authorized by the Fund to receive purchase orders. If you have any questions or need further information about how to purchase shares of the Fund, you may call a customer service representative of the Fund toll-free at 888-BHH-4601 (888-244-4601). The Fund reserves the right to reject any purchase order. For example, a purchase order may be refused if, in the Adviser’s opinion, it is so large that it would disrupt the management of the Fund. Orders may also be rejected from persons believed by the Fund to be “market timers.” If the Fund were to reject a purchase order, notification would likely occur no later than the next business day after receipt of order.

All checks must be in U.S. dollars drawn on a domestic U.S. bank. The Fund will not accept payment in cash or money orders. The Fund does not accept postdated checks or any conditional order or payment. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

To buy shares of the Fund, complete an account application and send it together with your check for the amount you wish to invest in the Fund to the address below. To make additional investments once you have opened your account, write your account number on the check and send it together with the Invest by Mail form from your most recent shareholder statement received from the Transfer Agent. If you do not have the Invest by Mail form include the Fund name, your name, address, and account number on a separate piece of paper along with your check. If your payment is returned for any reason, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent. You may also be responsible for any loss sustained by the Fund.

All purchase requests must be received in “good order” which generally means that your purchase request includes the name of the Fund; the dollar amount of shares to be purchased; your account application or investment stub; and a check payable to the name of the Fund.

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In addition to cash purchases, Fund shares may be purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities. Any securities used to buy Fund shares must be readily marketable, their acquisition consistent with the Fund’s objective and otherwise acceptable to the Adviser and the Board. For further information, you may call a customer service representative of the Fund toll-free at 888-BHH-4601 (888-244-4601).

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Trust’s Anti-Money Laundering Program. As requested on the account application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P. O. Box will not be accepted. Please contact the Transfer Agent at 888-BHH-4601 (888-244-4601) if you need additional assistance when completing your account application.

If the Transfer Agent does not have a reasonable belief of the identity of an investor, the account application will be rejected or the investor will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within five business days if clarifying information/documentation is not received.

Shares of the Fund have not been registered for sale outside of the United States. The Adviser generally does not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses. The Fund reserves the right to refuse purchases from shareholders who must file a Form W-8.

Purchasing Shares by Mail
Please complete the account application and mail it with your check, payable to the Soundwatch Core Hedged Equity Fund to the Transfer Agent at the following address:

Regular Mail
Soundwatch Hedged Equity Fund
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

You may not send an account application via overnight delivery to a United States Postal Service post office box. If you wish to use an overnight delivery service, send your account application and check to the Transfer Agent at the following address:

Overnight Express Mail
Soundwatch Hedged Equity Fund
c/o U.S. Bank Global Fund Services
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202

NOTE:
The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, a deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received on the Transfer Agent's premises.

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Purchasing Shares by Telephone
If you have accepted telephone options on your account application or by subsequent arrangement in writing with the Fund and your account has been open for 15 calendar days, you may purchase additional shares by calling the Fund toll-free at 888-BHH-4601 (888-244-4601). You may not make your initial purchase of the Fund shares by telephone. Telephone orders will be accepted via electronic funds transfer from your pre-designated bank account through the ACH network. You must have banking information established on your account prior to making a telephone purchase. Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions. If your order is received prior to 4:00 p.m., Eastern Time, shares will be purchased at the appropriate share price next calculated. For security reasons, requests by telephone may be recorded. Once a telephone transaction has been placed, it cannot be cancelled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern time).

Purchasing Shares by Wire
If you are making your initial investment in the Fund, before wiring funds, the Transfer Agent must have a completed account application. You can mail or overnight deliver your account application to the Transfer Agent at the above address. Upon receipt of your completed account application, your account will be established and a service representative will contact you to provide your new account number and wiring instructions. If you do not receive this information within one business day, contact the Transfer Agent. You may then instruct your bank to send the wire. Prior to sending the wire, please call the Fund at 888-BHH-4601 (888-244-4601) to advise them of the wire and to ensure proper credit upon receipt. Your bank must include the name of the Fund, your name and your account number so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:

U.S. Bank National Association
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA No. 075000022
Credit: U.S. Bancorp Fund Services, LLC
Account No. 112-952-137
Further Credit: Soundwatch Hedged Equity Fund
Shareholder Registration
Shareholder Account Number

If you are making a subsequent purchase, your bank should wire funds as indicated above. Before each wire purchase, you should be sure to notify the Transfer Agent. It is essential that your bank include complete information about your account in all wire transactions. If you have questions about how to invest by wire, you may call the Transfer Agent at 888-BHH-4601 (888-244-4601). Your bank may charge you a fee for sending a wire payment to the Fund.

Wired funds must be received prior to 4:00 p.m. Eastern Time to be eligible for same day pricing. Neither the Fund nor U.S. Bank N.A. are responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.

Automatic Investment Plan
Once your account has been opened with the initial minimum investment, you may make additional purchases of shares at regular intervals through the Automatic Investment Plan (“AIP”). The AIP provides a convenient method to have monies deducted from your bank account, for investment into the Fund, on a monthly or quarterly basis. In order to participate in the AIP, each purchase must be in the amount of $1,000 or more and your financial institution must be a member of the ACH network. If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account. To begin participating in the AIP, please complete the Automatic Investment Plan section on the account application or call the Transfer Agent at 888-BHH-4601 (888-244-4601) if you have questions about the Plan. Any request to change or terminate your AIP should be submitted to the Transfer Agent at least five calendar days prior to the automatic investment date.

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Retirement Accounts
The Fund offers prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 888-BHH-4601 (888-244-4601) for information on:

• Individual Retirement Plans, including Traditional IRAs and Roth IRAs.
• Small Business Retirement Plans, including Simple IRAs and SEP IRAs.

There may be special distribution requirements for a retirement account, such as required distributions or mandatory federal income tax withholdings. For more information, call the number listed above. Direct shareholder accounts may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by other institutions may vary.

Purchasing and Selling Shares through a Broker
You may buy and sell shares of the Fund through certain brokers and financial intermediaries (and their agents) (collectively, “Brokers”) that have made arrangements with the Fund to sell its shares. When you place your order with such a Broker, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next applicable price calculated by the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or, if applicable, a broker’s designee receives the order. The Broker holds your shares in an omnibus account in the Broker’s name, and the Broker maintains your individual ownership records. The Adviser may pay the Broker for maintaining these records as well as providing other shareholder services. The Broker may charge you a fee for handling your order. The Broker is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus.

How to Sell Shares
You may sell (redeem) your Fund shares on any day the Fund and the NYSE are open for business either directly to the Fund or through your financial intermediary.

In Writing
You may redeem your shares by simply sending a written request to the Transfer Agent. You should provide your account number and state whether you want all or some of your shares redeemed. The letter should be signed by all of the shareholders whose names appear on the account registration and include a signature guarantee(s), if necessary. If you have an IRA or other retirement plan, you must indicate on your written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election to have tax withheld will be subject to 10% withholding. You should send your redemption request to:

Regular Mail	Overnight Express Mail
Soundwatch Core Hedged Equity Fund	Soundwatch Core Hedged Equity Fund
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53201-0701	Milwaukee, Wisconsin 53202

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NOTE:
The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, a deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received on the Transfer Agent’s premises.

By Telephone
If you accepted telephone options on your account application, you may redeem all or some of your shares, up to $50,000, by calling the Transfer Agent at 888-BHH-4601 (888-244-4601) before the close of trading on the NYSE. This is normally 4:00 p.m., Eastern Time. Redemption proceeds will be processed on the next business day and sent to the address that appears on the Transfer Agent’s records or via ACH to a previously established bank account. If you request, redemption proceeds will be wired on the next business day to your designated bank account. A wire fee of $15 will be deducted from your redemption proceeds for complete redemption and any redemption to redeem a specific number of shares. In the case of a partial redemption, the fee will be deducted from the remaining account balance. Telephone redemptions cannot be made if you notified the Transfer Agent of a change of address within 15 calendar days before the redemption request.

Shares held in IRA or other retirement accounts may be redeemed by telephone at 888-BHH-4601 (888-244-4601). Investors will be asked whether or not to withhold taxes from any distribution.

You may request telephone redemption privileges after your account is opened by calling the Transfer Agent at 888-BHH-4601 (888-244-4601) for instructions.

You may encounter higher than usual call wait times during periods of high market activity. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. If you are unable to contact the Fund by telephone, you may mail your redemption request in writing to the address noted above. Once a telephone transaction has been accepted, it may not be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).

Payment of Redemption Proceeds
The Fund typically sends the redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or ACH transfer. While not expected, payment of redemption proceeds may take up to seven days. If you did not purchase your shares with a wire payment, before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 15 calendar days from the purchase date.

Systematic Withdrawal Plan
As another convenience, you may redeem your shares through the Systematic Withdrawal Plan (“SWP”). Under the SWP, shareholders or their financial intermediaries may request that a payment drawn in a predetermined amount be sent to them on a monthly, quarterly or annual basis. In order to participate in the SWP, your account balance must be at least $20,000 and each withdrawal amount must be for a minimum of $1,000. If you elect this method of redemption, the Fund will send a check directly to your address of record or will send the payment directly to your bank account via electronic funds transfer through the ACH network. For payment through the ACH network, your bank must be an ACH member and your bank account information must be previously established on your account. The SWP may be terminated at any time by the Fund. You may also elect to terminate your participation in the SWP by communicating in writing or by telephone to the Transfer Agent no later than five calendar days before the next scheduled withdrawal at:

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Regular Mail	Overnight Express Mail
Soundwatch Core Hedged Equity Fund	Soundwatch Core Hedged Equity Fund
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53201-0701	Milwaukee, Wisconsin 53202

A withdrawal under the SWP involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted. To establish a SWP, an investor must complete the appropriate sections of the account application. For additional information on the SWP, please call the Transfer Agent at 888-BHH-4601 (888-244-4601).

Redemption “In-Kind”

The Fund has reserved the right to pay the redemption price of its shares, either totally or partially by a distribution in-kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV per share for the shares being sold. If a shareholder receives a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

In the unlikely event the Fund were to elect to make an in-kind redemption, the Fund would make such distribution by way of a pro rata distribution of securities that are traded on a public securities market or are otherwise considered liquid pursuant to the Fund’s liquidity policies and procedures. Except as otherwise may be approved by the Trustees, the Fund would not include the following securities in an in-kind distribution: (1) unregistered securities which, if distributed, would be required to be registered under the Securities Act of 1933 (the “1933 Act”), as amended; (2) securities issued by entities in countries which (a) restrict or prohibit the holding of securities by non-nationals other than through qualified investment vehicles, such as a fund, or (b) permit transfers of ownership of securities to be effected only by transactions conducted on a local stock exchange; and (3) certain securities that, although they may be liquid and marketable, must be traded through the marketplace or with the counterparty to the transaction in order to effect a change in beneficial ownership.

Signature Guarantees
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program. A notary public is not an acceptable signature guarantor.

A signature guarantee from either a Medallion program member or a non-Medallion program member is required in the following situations:

•	If ownership is changed on your account;
•	When redemption proceeds are payable or sent to any person, address or bank account not on record;
•	When a redemption request is received by the Transfer Agent and the account address has changed within the last 15 calendar days; and
•	For all redemptions in excess of $50,000 from any shareholder account, including IRAs.

The Fund may waive any of the above requirements in certain instances. In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Other Information about Redemptions
The Fund may redeem the shares in your account if the value of your account is less than $500 as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 30 calendar days in which to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action.

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DIVIDENDS AND DISTRIBUTIONS

The Fund will make distributions of dividends and capital gains, if any, at least annually, typically in December. The Fund may make an additional payment of dividends or distributions of capital gains if it deems it necessary for federal income tax purposes or otherwise desirable at any other time of the year.

All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends in cash while reinvesting capital gain distributions in additional Fund shares; (2) reinvest dividends in additional Fund shares and receive capital gains in cash; or (3) receive all distributions in cash.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current NAV per share, and to reinvest all subsequent distributions. If you wish to change your distribution option, notify the Transfer Agent in writing or by telephone at least five days prior to the payment date for the distribution.

TOOLS TO COMBAT FREQUENT TRANSACTIONS

The Board has adopted policies and procedures to prevent frequent transactions in the Fund. The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performance. The Fund takes steps to reduce the frequency and effect of these activities in the Fund. These steps include monitoring trading practices and using fair value pricing. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Fund makes efforts to identify and restrict frequent trading, the Fund receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Fund seeks to exercise its judgment in implementing these tools to the best of its abilities in a manner that the Fund believes is consistent with shareholder interests.

The Fund monitors selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In addition, the Fund’s ability to monitor trades that are placed by individual shareholders within group or omnibus accounts maintained by financial intermediaries is limited because the Fund does not have simultaneous access to the underlying shareholder account information.

In compliance with Rule 22c-2 of the Investment Company Act of 1940, as amended, the Fund’s Distributor, on behalf of the Fund, has entered into written agreements with each of the Fund’s financial intermediaries, under which the intermediary must, upon request, provide the Fund with certain shareholder and identity trading information so that the Fund can enforce its market timing policies.

The Fund employs fair value pricing selectively, as discussed above, to ensure greater accuracy in its daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies.

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TAX CONSEQUENCES

Below the Fund has summarized some important tax issues that affect the Fund and its shareholders. The summary is based on current tax law, which may be changed by legislative, judicial or administrative action. This summary does not apply to shares held in an individual retirement account or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effects of your investment in the Fund.

The Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules only applicable to a regulated investment company, such as the Fund. The Tax Act, however, makes numerous other changes to the tax rules that may affect shareholders and the Fund. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Fund.

The Fund will typically make any distributions of dividends and capital gains annually. Dividends of net investment income and distributions from the Fund’s net short-term capital gains are taxable to you as ordinary income or, in some cases, as qualified dividend income. Distributions from the Fund’s net capital gain (the excess of its net long-term capital gains over its net short-term capital losses) are generally taxable to non-corporate shareholders at rates of up to 20%, regardless of how long the shareholders held their respective shares in the Fund. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

Distributions that the Fund reports as “qualified dividend income” may be eligible to be taxed to non-corporate shareholders at rates of up to 20% if requirements, including holding period requirements, are satisfied. In general, the Fund may report its dividends as qualified dividend income to the extent derived from dividends paid to the Fund by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. A portion of the dividends received from the Fund (but none of its capital gain distributions) may qualify for the dividends-received deduction for corporations. Shareholders should be aware that the Fund’s hedging investment strategy, including the use of options, may prevent the Fund’s income from being eligible for treatment as qualified dividend income in the hands of non-corporate shareholders or eligible for the dividends received deduction for corporate shareholders.

A Medicare contribution tax of 3.8% applies to all or a portion of net investment income of U.S. individuals with income exceeding specified thresholds, and to all or a portion of undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends and capital gain distributions paid by the Fund and gain on the redemption of Fund shares.

Any dividend or capital gain distribution paid by the Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or capital gain distribution. You should note that a dividend or capital gain distribution paid on shares purchased shortly before that dividend or capital gain distribution was declared will be subject to income taxes even though the dividend or capital gain distribution represents, in substance, a partial return of capital to you.

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Although distributions are generally taxable when received, certain distributions declared in October, November, or December to shareholders of record on a specified date in such a month but paid the following January are taxable as if received in December of the year in which the dividend is declared.

The Fund will send you a report annually summarizing the amount and tax aspects of your distributions.

By law, the Fund must withhold as backup withholding a percentage of your taxable distributions and redemption proceeds if you (1) have provided the Fund either an incorrect tax identification number or no number at all, (2) are subject to backup withholding by the Internal Revenue Service (“IRS”) for failure to properly report payments of interest or dividends, (3) have failed to certify to the Fund that you are not subject to backup withholding, or (4) have not certified to the Fund that you are a U.S. person (including a U.S. resident alien). The backup withholding rate is 24% for taxable years beginning after December 31, 2017 and before January 1, 2026. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax that may be applicable to shareholders who are neither citizens nor residents of the United States as described in more detail in the SAI.

Each sale of shares of the Fund may be a taxable event. A sale may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer.

The Fund will be required to report to the IRS all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which includes most corporations. The Fund will also be required to report tax basis information for such shares and indicate whether these shares had a short-term or long-term holding period. If a shareholder has a different basis for different shares of the Fund in the same account (e.g., if a shareholder purchased shares in the same account at different times for different prices), the Fund calculates the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. The Fund’s default method for calculating basis is the Average Cost method, under which the Fund averages the purchase price of acquired shares. A shareholder may elect, on an account-by-account basis, to use a method other than Average Cost by following procedures established by the Fund or its administrative agent. If such an election is made on or prior to the date of the first exchange or redemption of shares in the account and on or prior to the date that is one year after the shareholder receives notice of the Fund’s default method, the new election will generally apply as if the Average Cost method had never been in effect for such account. Shareholders should consult their tax advisers concerning the tax consequences of applying the Average Cost method or electing another method of basis calculation. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

To the extent the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries

Additional information concerning taxation of the Fund and its shareholders is contained in the SAI. Tax consequences are not the primary consideration of the Fund in making its investment decisions. You should consult your own tax adviser concerning federal, state and local taxation of distributions from the Fund.

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SHARE CLASS INFORMATION AND DISTRIBUTION ARRANGEMENTS

Description of Class
The Fund offers a single class of shares – Institutional Class.

Additional Payments to Dealers
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Distributor
Quasar, an affiliate of the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC, is located at 777 East Wisconsin Avenue, 6th Floor, Milwaukee, Wisconsin 53202, and is the distributor for the shares of the Fund. Quasar is a registered broker-dealer and a member of the Financial Industry Regulatory Authority. Shares of the Fund are offered on a continuous basis.

Service Fees – Other Payments to Third Parties
The Adviser, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund. Such payments and compensation are in addition to service fees paid by the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

ADDITIONAL INFORMATION

Inactive Accounts
The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. Investors with a state of residence in Texas have the ability to designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Texas Comptroller of Public Accounts for further information.

Fund Mailings
Statements and reports that the Fund sends to you include the following:
•	Confirmation statements (after every transaction that affects your account balance or your accountregistration);
•	Annual and semi-annual shareholder reports (every six months); and
•	Quarterly account statements.

It is important that the Fund maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund.

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Householding
In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 888-BHH-4601 (888-244-4601) to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

General Policies
Some of the following policies are mentioned above. In general, the Fund reserves the right to:
•	Refuse, change, discontinue, or temporarily suspend account services, including purchase, or telephone redemption privileges, for any reason;
•
Reject any purchase request for any reason. Generally, the Fund will do this if the purchase is disruptive to the efficient management of the Fund (due to the timing of the investment or an investor’s history of excessive trading);

•
Redeem all shares in your account if your balance falls below $500 due to redemption activity. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. If, within 30 days of the Fund’s written request, you have not increased your account balance, you may be required to redeem your shares. The Fund will not require you to redeem shares if the value of your account drops below $500 due to fluctuations of NAV;

•	Delay paying redemption proceeds for more than seven calendar days after receiving a request under the circumstances described below; and
•	Reject any purchase or redemption request that does not contain all required documentation and is not in good order.

Before redeeming recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are redeeming, it may delay sending the proceeds until the payment is collected, which may take up to 15 calendar days from the purchase date. Furthermore, there are certain times when you may be unable to redeem the Fund’s shares or receive proceeds. Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days for:
1.	any period during which the NYSE is closed (other than customary week-end or holiday closings) or trading on the NYSE is restricted;
2.
any period during which an emergency exists as a result of which disposal by the Fund of securities it owns is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or

3.	such other periods as the SEC may permit for the protection of the Fund’s shareholders.

If you elect telephone privileges on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund has taken reasonable precautions to verify your identity. Before executing an instruction received by telephone, the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If the Fund or its agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. In addition, once you place a telephone transaction request, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern time).

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance for the fiscal periods shown. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by BBD, LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

Institutional Class
Per Share Data for a Share Outstanding Throughout the Period.

	For the Year ended October 31, 2018	For the Period November 30, 2016* through October 31, 2017

Net Asset Value, Beginning of Period	$17.21	$15.00

Income from Investment Operations:
Net investment income (1)	0.13	0.14
Net realized and unrealized gain on investments	0.10 (2)	2.15
Total income from investment operations	0.23	2.29

Less Distributions:
Net investment income	(0.11)	(0.08)
Total distributions	(0.11)	(0.08)

Net Asset Value, End of Period	$17.33	$17.21

Total Return	1.31%	15.33	%(3)

Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$105,986	$78,486
Ratio of expenses to average net assets (5)
Before fees waived by the Adviser	1.19%	1.63	%(4)
After fees waived by the Adviser	0.97%	1.06	%(4)
Ratio of net investment income to average net assets (6)
After fees waived by the Adviser	0.76%	0.93	%(4)

Portfolio Turnover Rate (3)	8%	3%

*	Inception date
(1)	Computed using the average shares method
(2)
The net realized and unrealized gain on investments per share does not accord with the net of the amounts reported in the statement of operations due to the timing of purchases and redemptions of the Fund shares during the year.

(3)	Not annualized
(4)	Annualized
(5)	The ratio of expenses to average net assets includes dividends and interest expense. For the year ended October 31, 2018 and period ended October 31, 2017, the ratio of expenses to average net assets excluding dividends and interest expense.before and after fees waived by the Adviser was 1.17% and 1.52%, respectively. Excluding dividends and interest expense, the ratio of expenses to average net assets, after fees waived by the Adviser, was 0.95% and 0.95%, respectively.
(6)
The ratio of net investment income to average net assets includes dividends and interest expense. For the year ended October 31, 2018 and period ended October 31, 2017, the ratio of net investment income to average net assets excluding dividends and interest expense after fees waived by the Adviser was 0.78% and 1.04%, respectively.

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PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

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Investment Adviser
Soundwatch Capital, LLC
485 Madison Avenue, 7th Floor
New York, NY 10022

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, Pennsylvania 19103

Legal Counsel
Morgan, Lewis & Bockius, LLP
1111 Pennsylvania Avenue NW
Washington, DC 20004

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SOUNDWATCH HEDGED EQUITY FUND

You can find more information about the Fund in the following documents:

Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports
The Fund’s annual and semi-annual Reports (collectively, the “Shareholder Reports”), when available, will provide the most recent financial reports and portfolio listings. The annual report will contain a discussion of the market conditions and investment strategies that affected the Fund’s performance during the Fund’s last fiscal year.

You can obtain a free copy of the SAI and Shareholder Reports, request other information, or make general inquires about the Fund by calling the Fund at 888-BHH-4601 (888‑244-4601). The Fund does not have a website. You may also write to:

Soundwatch Hedged Equity Fund
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

Reports and other information about the Fund are available:

•	Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or
•	For a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811‑21422.)

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Soundwatch Hedged Equity Fund

Institutional Class	BHHEX

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2019

A series of
Trust for Advised Portfolios

c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
888-BHH-4601 (888-244-4601)

This Statement of Additional Information (“SAI”) is not a prospectus and it should be read in conjunction with the Prospectus dated February 28, 2019, as may be revised, for Soundwatch Hedged Equity Fund (the “Fund”), a series of Trust for Advised Portfolios (the “Trust”). Soundwatch Capital, LLC (the “Adviser”) is the Fund’s investment adviser. The Fund’s financial statements for the fiscal period ended October 31, 2018, are incorporated herein by reference to the Fund’s annual report. A copy of the Prospectus and/or the Fund’s annual report may be obtained by contacting the Fund at the address or telephone number above.

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THE TRUST

The Trust is a Delaware statutory trust organized under the laws of the State of Delaware on August 28, 2003, and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company. Between March 5, 2013 and January 1, 2014, the Trust was named “Ziegler Capital Management Investment Trust.”  Between August 1, 2011 and March 4, 2013, the Trust was named “Ziegler Lotsoff Capital Management Investment Trust.”  Prior to August 1, 2011, the Trust was named “Lotsoff Capital Management Investment Trust.”

The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) permits the Trust’s Board of Trustees (the “Board” or the “Trustees”) to issue an unlimited number of full and fractional shares of beneficial interest, of no par value per share, which may be issued in any number of series. The Trust consists of various series that represent separate investment portfolios. The Board may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series. This SAI relates only to the Soundwatch Hedged Equity Fund, (formerly known as Soundwatch Core Hedged Equity Fund).

Registration with the SEC does not involve supervision of the management or policies of the Fund. The Prospectus of the Fund and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee or may be accessed free of charge at the SEC’s website at www.sec.gov.

INVESTMENT POLICIES

The discussion below supplements information contained in the Fund’s Prospectus as to the investment policies and risks of the Fund.

Diversification
The Fund is diversified under applicable federal securities laws. This means that as to 75% of its total assets (1) no more than 5% may be invested in the securities of a single issuer, and (2) it may not hold more than 10% of the outstanding voting securities of a single issuer. However, the diversification of a mutual fund’s holdings is measured at the time the fund purchases a security and if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by the Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. Accordingly, the Fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite qualifying as a diversified fund.

Percentage Limitations
Whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition or sale of such security or other asset. Accordingly, except with respect to borrowing and illiquid securities, any subsequent change in values, net assets or other circumstances will not be considered in determining whether an investment complies with the Fund’s investment policies and limitations. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by the Fund, the Fund may receive stock, real estate or other investments that the Fund would not, or could not buy. If this happens the Fund would sell such investments as soon as practicable while trying to maximize the return to its shareholders.

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The Fund may invest in the following types of investments, each of which is subject to certain risks, as discussed below.

Equity Securities
All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. Historically, the equity markets have moved in cycles and the value of the securities in the Fund’s portfolio may fluctuate substantially from day to day. Owning an equity security can also subject the Fund to the risk that the issuer may discontinue paying dividends.

Common Stocks. A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

Rights and Warrants. The Fund may invest in rights and warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock, and it is issued at a predetermined price in proportion to the number of shares already owned. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the current market. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

An investment in rights and warrants may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, although their value is influenced by the value of the underlying security, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Other Investment Companies
The Fund invests in shares of open-end investment companies. As a shareholder of another investment company, the Fund bears, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees, and such fees and other expenses will be borne indirectly by the Fund’s shareholders. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. The Fund currently intends to limit its investments in Underlying Funds in accordance with the Investment Company Act of 1940, as amended, (the “1940 Act”) or with certain terms and conditions of applicable exemptive orders issued by the SEC and approved by the Board. This prohibition may prevent the Fund from allocating its investment in the manner the Adviser considers optimal.

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Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies. The acquisition of shares by the Fund in other registered investment companies is therefore subject to the restrictions of Section 12(d)(1) of the 1940 Act and the rules thereunder, except as may be permitted by an exemptive order obtained by the other registered investment companies that permits the Fund to invest in the other registered investment companies beyond the limits of Section 12(d)(1) and the rules thereunder, subject to certain terms and conditions, including that the Fund enters into an agreement with the other registered investment companies regarding the terms of the investment.

Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if:  immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of a Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%. Rule 12d1-3 under the 1940 Act provides that a Fund relying on Section 12(d)(1)(F) may offer or sell any securities it issues through a principal underwriter or otherwise at a public offering price that includes a sales load of more than 1 1/2% if any sales charge and service fees charged do not exceed the limits set forth in FINRA Rule 2830.

If the Fund invests in investment companies, including exchange traded funds, pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of the securities of the investment company. In addition, an investment company purchased by the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. To the extent the Fund is unable to redeem such shares within 7 days of a redemption request, the shares will be deemed illiquid and subject to the limitation that the Fund may not invest more than 15% of the value of its net assets, computed at the time of investment, in illiquid securities. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund will also bear its pro rata portion of the advisory and operational expenses incurred indirectly through its investments in other investment companies.

Exchange-Traded Funds (“ETFs”)
The Fund may also invest in ETFs. ETFs are typically open-end investment companies that are bought and sold on a national securities exchange and seek to replicate the performance, before fees and expenses, of an underlying index of securities. An ETF is similar to a traditional mutual fund, but trades at different prices during the day on a security exchange like a stock. Similar to investments in other investment companies discussed above, the Fund’s investments in ETFs will involve duplication of advisory fees and other expenses since the Fund will be investing in another investment company. In addition, the Fund’s investment in ETFs is also subject to its limitations on investments in investment companies discussed above. To the extent the Fund invests in ETFs which focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries. The shares of the ETFs in which the Fund will invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value (“NAV”). Investors in the Fund should be aware that ETFs that seek to replicate a particular benchmark index are subject to “tracking risk,” which is the risk that an ETF will not be able to replicate exactly the performance of the index it tracks.

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As purchasers of ETF shares on the secondary market, the Fund will be subject to the market risk associated with owning any security whose value is based on market price. ETF shares historically have tended to trade at or near their NAV, but there is no guarantee that they will continue to do so. Unlike traditional mutual funds, shares of an ETF may be purchased and redeemed directly from the ETFs only in large blocks (typically 50,000 shares or more) and only through participating organizations that have entered into contractual agreements with the ETF. The Fund does not expect to enter into such agreements and therefore will not be able to purchase and redeem their ETF shares directly from the ETF.

Derivatives
Generally, derivatives can be characterized as financial instruments whose value is derived, at least in part, from the value of an underlying asset or assets. Types of derivatives include options, futures contracts, options on futures, and forward contracts. Derivative instruments may be used for a variety of reasons, including enhancing returns, hedging against certain market risks, or providing a substitute for purchasing or selling particular securities. Derivatives may provide a cheaper, quicker, or more specifically focused way for the Fund to invest than “traditional” securities would.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency, which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Adviser will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as they would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Because some of the derivative instruments used by the Fund may oblige the Fund to make payments or incur additional obligations in the future, the Securities Exchange Commission requires registered funds to “cover” or segregate liquid assets equal to the potential exposure created by the derivatives. When the Fund purchases or sells a derivative contract, the Fund is required to cover its position in order to limit leveraging and related risks. To cover its position, the Fund may segregate (and marked-to-market on a daily basis) cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise cover its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the funds arising from such investment activities.

The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund by investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

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The Fund may also utilize certain financial instruments and investment techniques for risk management or hedging purposes. There is no assurance that such risk management and hedging strategies will be successful, as such success will depend on, among other factors, the Adviser’s ability to predict the future correlation, if any, between the performance of the instruments utilized for hedging purposes and the performance of the investments being hedged.

The Fund may invest in derivative instruments including swap contracts. The Fund can use swap contracts, including equity index and interest rate swaps, to hedge or adjust its exposure to the underlying equity index or interest rates.

To the extent the Fund invests in derivatives subject to regulation by the Commodity Futures Trading Commission (“CFTC”), such as call and put options and option spreads and futures, it will do so in accordance with Regulation 4.5 under the Commodity Exchange Act (“CEA”). The Adviser, on behalf of the Fund, has filed, as of the Fund’s public offering date, with the National Futures Association a notice claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the CEA and the regulations of the CFTC promulgated thereunder with respect to the Fund’s operations. The Trust is not subject to registration or regulation as a CPO and does not intend to operate in a manner that would trigger CFTC regulation. If the Fund were to operate subject to CFTC regulation, it may incur additional expenses.

Options on Securities. An option is a legal contract that gives the buyer (who then becomes the holder) the right to buy, in the case of a call, or sell, in the case of a put, a specified amount of the underlying security at the option exercise price at any time before the option expires. The buyer of a call obtains, in exchange for a premium that is paid to the seller, or “writer,” of the call, the right to purchase the underlying security. The buyer of a put obtains the right to sell the underlying security to the writer of the put, likewise in exchange for a premium. Options have standardized terms, including the exercise price and expiration time; listed options are traded on national securities exchanges that provide a secondary market in which holders or writers can close out their positions by offsetting sales and purchases. The premium paid to a writer is not a down payment; it is a nonrefundable payment from a buyer to a seller for the rights conveyed by the option. A premium has two components: the intrinsic value and the time value. The intrinsic value represents the difference between the current price of the securities and the exercise price at which the securities will be sold pursuant to the terms of the option, when the current stock price is above the exercise price. The time value is the sum of money investors are willing to pay for the option in the hope that, at some time before expiration, it will increase in value because of a change in the price of the underlying security.

Call Options on Securities. The Fund may write covered call options. When the Fund writes a call option, it receives a premium and agrees to sell the related investments to the purchaser of the call during the call period (usually not more than fifteen months) at a fixed exercise price (which may differ from the market price of the related investments) regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain from an increase in the market price over the exercise price. For a call to be “covered” (i) the Fund must own the underlying security or have an absolute and immediate right to acquire that security without payment of additional cash consideration; or (ii) the must maintain cash or liquid securities adequate to purchase the security; or (iii) any combination of (i) or (ii).

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Swap Transactions. The Fund may enter into swap agreements with respect to securities, indexes of securities and other assets or other measures of risk or return. Swap agreements are typically two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to many years. In a standard “swap” transaction, two parties agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, or indices. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount”. Whether the Fund’s use of swap agreements will be successful will depend on the Adviser’s ability to select appropriate transactions for the Fund. Swap transactions may be highly illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or insolvency of its counterparty. Many swap markets are relatively new and still developing. It is possible that developments in the swap markets, including potential government regulation, could adversely affect the Fund’s ability to terminate swap transactions or to realize amounts to be received under such transactions. Swaps and certain other custom instruments are subject to the risk of non-performance by the swap counterparty, including risks relating to the creditworthiness of the swap counterparty.

Total return swaps are another form of swap transaction that the Fund may utilize in its investment program. A total return swap allows the total return receiver to receive the change in market value of an asset (whether a security, interest rate, form of debt, currency or other asset) from the total return payer in return for paying a floating or fixed interest-rate on a predetermined amount. The total return payer is synthetically short and the total return receiver is synthetically long. Thus, total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition, to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap agreement.

Swap agreements involve the risk that the party with whom the fund has entered into the swap will default on its obligation to pay the fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

Foreign Securities
The Fund may invest in securities of non-U.S. issuers. The Fund’s investments in securities and instruments in foreign markets involve substantial risks not typically associated with investments in U.S. securities. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated in that currency and thereby impact the Fund’s total return on such assets. The Fund may utilize options and forward contracts to hedge against currency fluctuations, but there can be no assurance that such hedging transactions will be effective.

Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such securities.

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Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher in foreign markets than in the U.S. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlements of the Fund’s trades affected in such markets. American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher in foreign markets than in the U.S. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlements of the Fund’s trades affected in such markets. The brokers (including those acting as sub-custodians) and custodian banks are subject to various laws and regulations in the relevant jurisdictions that are designed to protect their customers in the event of their insolvency.

To the extent the Fund invests in one or more countries, regions, sectors or industries, or in a limited number of issuers, the Fund will be more susceptible to negative events affecting those countries, regions, sectors, industries or issuers. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets.

Leverage
There can be no assurance that the Fund’s leveraging strategy will be successful. Although leverage will increase investment return if the Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment return if the Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the extent of the changes in the value of the Fund.

Equity Securities
In connection with its purchase or holding of interests in senior secured floating rate loans made by banks and other lending institutions and in senior secured floating rate debt instruments, and in derivatives and other instruments that have economic characteristics similar to such securities, in the event an in court or out of court restructuring, the Fund may acquire (and subsequently sell) equity securities or exercise warrants that it receives.

Fixed Income Securities
The Fund may invest a portion of its capital in bonds or other fixed income securities, including, without limitation, bonds, notes and debentures issued by corporations, debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, commercial paper, and “higher yielding” (and, therefore, higher risk) debt securities of the former categories. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

Short-Term Investments
The Fund may invest without limitation in any of the following short-term securities and instruments:

Money Market Mutual Funds. The Fund may under certain circumstances invest a portion of its assets in money market funds. However, an investment in a money market mutual fund will involve payment by the Fund of its pro rata share of advisory and other fees charged by such fund.

Bank Obligations. Obligations including bankers’ acceptances, commercial paper and other debt obligations of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except as permitted below. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.

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Certificates of Deposit and Time Deposits. The Fund may hold certificates of deposit and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. The Fund may invest in Certificates of Deposit in amounts up to the $250,000 per bank Federal Deposit Insurance Corporation ("FDIC") limit.

Commercial Paper and Short-Term Notes. The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s® Ratings Group, “Prime-1” or “Prime-2” by Moody’s Investors Service, Inc.©, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality. These rating symbols are described in Appendix A.

Other Short-Term Obligations. Debt securities initially issued with a remaining maturity of 397 days or less and that have a short-term rating within ratings categories of at least A-1 by S&P or P-1 by Moody’s

Borrowing
The Fund may borrow money from banks in amounts not to exceed at any time 33-1/3% of the value of its total assets at the time of such borrowings, as allowed under the 1940 Act that includes for the following purposes: (a) for investment purposes provided that immediately after such borrowing the Fund maintains an asset coverage of 300%, or (b) for temporary purposes, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. With respect to (a), this limitation does not preclude the Fund from entering into option transactions on margin, provided that the Fund has an asset coverage of 300%.

The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of the Fund’s assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the NAV per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Cyber Security Risk
Investment companies, such as the Fund, and its service providers may be subject to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Fund or the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

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Temporary Defensive Investments
To respond to temporary adverse market, economic, political or other conditions, the Fund may invest up to 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments. When the Fund takes temporary defensive positions, it may not achieve its investment objective.

 INVESTMENT RESTRICTIONS

The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority of a Fund’s outstanding voting securities” as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund.

The Fund’s fundamental policies are as follows:

(1) The Fund is a “diversified company” as defined by the 1940 Act.

(2) The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(3) The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(4) The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(5) The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(6) The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(7) The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(8) The Fund may not invest more than 25% of the market value of its total assets in the securities of companies engaged in any one industry. (Does not apply to investments in other investment companies or securities of the U.S. Government, its agencies or instrumentalities. The Fund will consider the portfolio of underlying investment companies when determining compliance with its concentration policy.)

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Additional Information about Fundamental Investment Policies
The following provides additional information about the Fund’s fundamental investment policies. This information does not form part of the Fund’s fundamental investment policies.

With respect to the fundamental policy relating to borrowing money set forth in (2) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of a fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. The policy in (2) above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments.

With respect to the fundamental policy relating to underwriting set forth in (3) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (3) above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (4) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Adviser believes the income justifies the attendant risks. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

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With respect to the fundamental policy relating to issuing senior securities set forth in (5) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. A fund also may issue preferred shares in accordance with the 1940 Act. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased. Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party. These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts. The policy in (5) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (6) above, the 1940 Act does not prohibit a fund from owning real estate. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. The policy in (6) above will be interpreted not to prevent the Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (7) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (7) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (8) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (8) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, the Fund may rely upon available industry classifications.

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The Fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Non-Fundamental Investment Policies
The Fund observes the following policies, which are not deemed fundamental and which may be changed without shareholder vote. The Fund may not:

(1)	Hold, in the aggregate, more than 15% of its net assets in illiquid securities.

(2)
Make any change to its investment policy of investing at least 80% of its net assets, plus any borrowings for investment purposes, in a portfolio of equity securities and investments that have economic characteristics similar to equity securities, without first providing its shareholders with at least 60 days’ prior notice.

PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and generally reflects a greater number of taxable transactions. High portfolio turnover may result in larger amounts of short-term capital gains which, when distributed to shareholders, are generally taxed at ordinary income tax rates. Following are the portfolio turnover rates for the fiscal periods indicated below:

Fiscal year ended October 31, 2018	Fiscal period November 30, 2016 through October 31, 2017
8%	3%

PORTFOLIO HOLDINGS POLICY

The Fund maintains portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. These portfolio holdings disclosure policies have been approved by the Board. Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual report and semi-annual report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

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Pursuant to the Trust’s portfolio holdings disclosure policies, non-public information about the Fund’s portfolio holdings generally is not distributed to any person, unless by explicit agreement or by virtue of their respective duties to the Fund, such persons are subject to a duty to maintain the confidentiality of the information disclosed and have a duty not to trade on non-public information. Examples of disclosure by the Trust include instances in which:

▪	The disclosure is required pursuant to a regulatory request, court order or is legally required in the context of other legal proceedings;

▪	The disclosure is made to a mutual fund rating and/or ranking organization, or person performing similar functions;

▪
The disclosure is made to internal parties involved in the investment process, administration, operation or custody of the Fund, including, but not limited to the Fund’s administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services,  and the Trust’s Board, attorneys, auditors or accountants;

▪	The disclosure is made: (a) in connection with a quarterly, semi-annual or annual report that is available to the public; or (b) relates to information that is otherwise available to the public; or

▪	The disclosure is made with the prior written approval of either the Trust’s Chief Compliance Officer or his or her designee.

Certain of the persons listed above may receive information about the Fund’s portfolio holdings on an ongoing basis without lag as part of the normal investment activities of the Fund. The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information and operate in the best interest of the Fund’s shareholders. These persons include internal parties involved in the investment process, administration, operation or custody of the Fund, specifically: U.S. Bank Global Fund Services; the Trust’s Board; the Trust’s legal counsel, and auditors and accountants, all of which typically receive such information after it is generated. In no event shall the Adviser, its affiliates or employees, the Fund, or any other party receive any direct or indirect compensation in connection with the disclosure of information about a Fund’s holdings.

Any disclosures to additional parties not described above is made with the prior written approval of either the Trust’s Chief Compliance Officer or his or her designee, pursuant to the Trust’s Policy on Disclosure of Portfolio Holdings.

The Chief Compliance Officer or designated officer of the Trust will approve the furnishing of non-public portfolio holdings to a third party only if they consider the furnishing of such information to be in the best interest of the Fund and its shareholders and if no material conflict of interest exists regarding such disclosure between shareholders’ interest and those of the Adviser, Quasar Distributors, LLC (the “Distributor”), or any affiliated person of the Fund. No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or their employees in connection with the disclosure of portfolio holdings information. The Board receives and reviews annually a list of the persons who receive non-public portfolio holdings information and the purpose for which it is furnished.

TRUSTEES AND EXECUTIVE OFFICERS

The overall management of the Trust’s business and affairs is invested with its Board. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Adviser, Administrator, Custodian and Transfer Agent, each as defined below. The day-to-day operations of the Trust are delegated to its officers, subject to the Fund’s investment objective, strategies and policies and to the general supervision of the Board. The Trustees and officers of the Trust, their ages, birth dates, and positions with the Trust, terms of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held are set forth in the table below.

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Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee
Non-Interested Trustees(4)
John C. Chrystal 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Since 2011	Private Investor. Founder and Managing Partner of Bent Gate Advisors, LLC (2009 – 2012 ).	1	The Bancorp, Inc. (2013 to present ); Javelin Mortgage Investments, Inc. (2012 – 2016)
Albert J. DiUlio, S.J. 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1943	Trustee	Since 2011	Treasurer, Midwest Province of The Society of Jesus (2014 to present); President, Vatican Observatory Foundation (2011 – 2014).	1	None
Harry E. Resis 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1945	Trustee	Since 2012	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors.	1	None
Interested Trustee(5)
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1974	Trustee, Chairman, President and Principal Executive Officer	Trustee since 2018; Chairman since 2018; President and Principal Executive Officer since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 – present)	1	None

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Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers

Steven J. Jensen 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1957	Vice President, Chief Compliance Officer and AML Officer	Since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 – present)
Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1980	Treasurer and Principal Financial Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC (2011 – present)
Eric W. Pinciss, Esq. 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1975	Secretary	Since 2015	Vice President, U.S. Bancorp Fund Services, LLC (2012 – present)

(1)	Each Trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term until the election of a successor.
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(5)
Mr. Kashmerick is an “interested person” of the Trust as defined by the 1940 Act. Mr. Kashmerick is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Trust’s distributor.

Additional Information Concerning Our Board of Trustees

Board Leadership Structure
The Board has general oversight responsibility with respect to the operation of the Trust and the Fund. The Board has engaged the Adviser to manage the Fund and is responsible for overseeing the Adviser and other service providers to the Trust and the Fund in accordance with the provisions of the 1940 Act and other applicable laws. The Board has established an Audit Committee to assist the Board in performing its oversight responsibilities.

Given the fact there is only a small number of funds in the Trust, the Trust does not have a lead disinterested trustee. The Chairman of the Board is an “interested person” of the Trust as defined by the 1940 Act. The Trust has determined that its leadership structure is appropriate in light of, among other factors, the asset size and nature of the Trust, the arrangements for the conduct of the Trust’s operations, the number of Trustees, and the responsibilities of the Board.

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Board Oversight of Risk
Through its direct oversight role, and indirectly through the Audit Committee, and officers of the Fund and service providers, the Board performs a risk oversight function for the Fund. To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Fund; reviews and approves, as applicable, the compliance policies and procedures of the Fund; approves the Fund’s principal investment policies; adopts policies and procedures designed to deter market timing; meets with representatives of various service providers, including the Advisor, to review and discuss the activities of the Fund and to provide direction with respect thereto; and appoints a chief compliance officer of the Fund who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its service providers.

The Trust has an Audit Committee, which plays a significant role in the risk oversight of the Fund as it meets periodically with the auditors of the Fund. The Board also meets quarterly with the Fund’s chief compliance officer.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Trust Committees. The Trust has three standing committees: the Audit Committee, which also serves as the Qualified Legal Compliance Committee (“QLCC”), the Governance and Nominating Committee (the “Nominating Committee”), and the Valuation Committee.

The members of the Audit Committee are Messrs. Chrystal, DiUlio, and Resis each of whom is an Independent Trustee. Mr. Chrystal is the Audit Committee Chairman. The primary functions of the Audit Committee are to select the independent registered public accounting firm to be retained to perform the annual audit of the Fund, to review the results of the audit, to review the Fund’s internal controls, to approve in advance all permissible non-audit services performed by the independent auditors and to review certain other matters relating to the Fund’s independent registered public accounting firm and financial records. In its role as the QLCC, its function is to receive reports from an attorney retained by the Trust of evidence of a material violation by the Trust or by any officer, director, employee or agent of the Trust. During the fiscal year ended October 31, 2018, the Audit Committee met one time in regard to the Fund.

The Nominating Committee, comprised entirely of the Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees and meets only as necessary. The Nominating Committee will consider nominees nominated by shareholders. Recommendations by shareholders for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust By-Laws. In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of the Trust at the principal executive offices of the Trust not later than 120 days and no more than 150 days prior to the shareholder meeting at which any such nominee would be voted on. During the fiscal year ended October 31, 2018, the Nominating Committee did not meet in regard to the Fund.

The Board has delegated day-to-day valuation matters to a Valuation Committee that is comprised of the Trust’s President, Treasurer and Assistant Treasurers and is overseen by the Trustees. The function of the Valuation Committee is to review each Adviser’s valuation of securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by each Adviser, and the Valuation Committee gathers and reviews Fair Valuation Forms that are completed by an Adviser to support their determinations, and which  are subsequently reviewed and ratified by the Board. During the year ended October 31, 2018, the Valuation Committee met twelve times in regard to the Fund.

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Board Oversight of Risk Management. As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways. For example, the Audit Committee meets regularly with the Chief Compliance Officer to discuss compliance and operational risks. The Audit Committee also meets with the Treasurer and the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The full Board receives reports from the Adviser and portfolio managers as to investment risks as well as other risks that may be also discussed in Audit Committee.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills
In addition to the information provided in the table above, below is certain additional information concerning each particular Trustee and certain of their Trustee Attributes. The information provided below, and in the table above, is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.

John C. Chrystal’s experience as a partner of an investment management firm and his experience as a partner of a consulting firm advising financial institutions, have provided him with an extensive knowledge of the highly regulated financial services industry, which knowledge he brings to the Board in a relatable, effective way.

Albert J. DiUlio, S.J.’s financing background, combined with his work experience, have provided him with a strong understanding of financial statements and experience addressing the complex issues that confront entities. As a trustee, Mr. DiUlio uses his financial background and experiences to enhance Board discussions with useful information and insights.

Harry E. Resis’ background in fixed income securities analysis, with an emphasis on high yield securities, provides him with a practical knowledge of the underlying markets and strategies used by series in the Trust that will be useful to the Board in their analysis and oversight of the series.

Christopher E. Kashmerick has substantial mutual fund operations and shareholder servicing experience through his position as Senior Vice President of U.S. Bank Global Fund Services, and he brings more than 18 years of mutual fund and investment management experience, which makes him a valuable resource to the Board as they contemplate various fund and shareholder servicing needs.

Each of Messrs. Chrystal, DiUlio, Resis and Kashmerick takes a conservative and thoughtful approach to addressing issues facing the Fund. The combination of skills and attributes discussed above led to the conclusion that each of Messrs. Chrystal, DiUlio, Resis and Kashmerick should serve as a trustee.

Trustee Ownership of Fund Shares and Other Interests
No Trustee owned shares of the Fund as of the calendar year ended December 31, 2018.

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As of December 31, 2018, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Adviser, the Distributor, or an affiliate of the Adviser or Distributor. Accordingly, neither the Independent Trustees nor members of their immediate family, have direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Distributor or any of their affiliates. In addition, during the  two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser, the Distributor or any affiliate thereof was a party.

Compensation
Set forth below is the compensation received by the Independent Trustees from the Fund for the fiscal year ended October 31, 2018. The Independent Trustees receive an annual retainer of $43,000 per year and a fee of $1,000 for each meeting of the Board of Trustees attended, including special meetings allocated among each of the various portfolios comprising the Trust. The Trustees also receive reimbursement from the Trust for expenses incurred in connection with attendance at meetings. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Trustees (1)
Name of Independent Trustee
John C. Chrystal	$3,615	None	None	$3,615
Albert J. DiUlio, S.J.	$3,615	None	None	$3,615
Harry E. Resis	$3,615	None	None	$3,615
Name of Interested Trustee
Christopher E. Kashmerick	$0	None	None	$0

(1)
There are currently multiple portfolios comprising the Trust. The term “Fund Complex” applies only to the Fund. For the fiscal year ended October 31, 2018, aggregate Independent Trustees’ fees from the Trust were in the amount of $141,000.

CODES OF ETHICS

The Trust, the Adviser and the Distributor, have each adopted separate Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, access persons of the Adviser and Distributor to invest in securities that may be purchased or held by the Fund.

PROXY VOTING POLICIES AND PROCEDURES

The Board has adopted Proxy Voting Policies and Procedures (the “Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

A copy of the Adviser’s policies and procedures used to determine how to vote proxies related to portfolio securities can be found in Appendix B.

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The Trust is required to file a Form N-PX, with the Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year. The Fund’s proxy voting record will be available without charge, upon request, by calling toll-free at 888-BHH-4601 (888-244-4601) and on the SEC’s website at www.sec.gov.

CONTROL PERSONS, PRINCIPAL SHAREHOLDERS, AND MANAGEMENT OWNERSHIP

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund.

As of February 1, 2019 , the following shareholders were considered to be principal shareholders:

Institutional Class Name and Address	Parent Company	Jurisdiction	% of Ownership	Type of Ownership
Charles Schwab & Company 211 Main Street San Francisco, CA 94105-1905	N/A	N/A	86%	Record
Pershing, LLC PO Box 2052 Jersey City, NJ 07303-2052	N/A	N/A	12%	Record

As of February 1, 2019, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Fund.

THE FUND’S INVESTMENT ADVISER

Soundwatch Capital, LLC, 485 Madison Avenue, 7th Floor, New York, NY 10022 acts as investment adviser to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust.

In consideration of the services to be provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from the Fund an investment advisory fee computed daily and payable monthly, based on a rate equal to 0.66% of the Fund’s average daily net assets.  Effective March 1, 2019, the Adviser contractually lowered its advisory fee from 0.85% to 0.66%.

The following tables describe the advisory fees paid to the Adviser by the Fund during the periods indicated.

Fiscal Period	Advisory Fee Accrued	Fee Waiver and Expense Reimbursement	Net Advisory Fees Paid
Fiscal year ended October 31, 2018	$831,372	$(219,052)	$612,320
November 30, 2016 through October 31, 2017	$289,199	$(193,652)	$95,547

After its initial two year term, the Advisory Agreement continues in effect for successive annual periods so long as such continuation is specifically approved at least annually by the vote of (1) the Board (or a majority of the outstanding shares of the Fund), and (2) a majority of the Trustees who are not interested persons of any party to the Advisory Agreement, in each case, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time, without penalty, by either party to the Advisory Agreement upon a 60-day written notice and is automatically terminated in the event of its “assignment,” as defined in the 1940 Act.

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In addition to the management fees payable to the Adviser, the Fund is responsible for its own operating expenses, including: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily NAV per share and of maintaining its books of account required under the 1940 Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Trust’s Board that are properly payable by the Fund; salaries and expenses of officers and fees and expenses of members of the Board or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser or Administrator; insurance premiums on property or personnel of the Fund which inure to their benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and the statement of additional information of the Fund or other communications for distribution to existing shareholders; legal counsel, auditing and accounting fees; trade association membership dues (including membership dues in the Investment Company Institute allocable to the Fund); fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as otherwise prescribed in the Advisory Agreement.

Though the Fund is responsible for its own operating expenses, the Adviser has contractually agreed to waive a portion or all of the management fees payable to it by the Fund and/or to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses (excluding taxes, interest expense, dividends on securities sold short and extraordinary expenses, and acquired fund fees and expenses) to the limits set forth in the Annual Fund Operating Expenses table of the Prospectus. Any such waivers made by the Adviser in its management fees or payment of expenses which are the Fund’s obligation are subject to recoupment by the Adviser from the Fund, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the recoupment) does not exceed the applicable limitation on Fund expenses. The Adviser is permitted to recoup only for management fee waivers and expense payments made in the previous three fiscal years. Any such recoupment is also contingent upon the Board’s subsequent review and ratification of the recouped amounts. Such recoupment may not be paid prior to the Fund’s payment of current ordinary operating expenses.

PORTFOLIO MANAGERS

Robert Hammer and Jan Bos are the portfolio managers principally responsible for the day-to-day management of the Fund’s portfolio. The following table shows the number of other accounts (other than the Fund) managed by each portfolio manager and the total assets in the accounts managed within various categories as of October 31, 2018.

Robert Hammer

Type of Accounts	Number of Accounts	Total Assets	Number of Accounts with Advisory Fee based on Performance	Total Assets
Registered Investment Companies	0	$0	0	$0
Other Pooled Investments	0	$0	0	$0
Other Accounts	4	$8.4 million	0	$0

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Jan Bos

Type of Accounts	Number of Accounts	Total Assets	Number of Accounts with Advisory Fee based on Performance	Total Assets
Registered Investment Companies	0	$0	0	$0
Other Pooled Investments	0	$0	0	$0
Other Accounts	4	$8.4 million	0	$0

Material Conflicts of Interest.
To address and manage potential conflicts of interest, the Adviser has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of its clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, investment and trade aggregation and allocation policies and oversight by the Adviser's compliance team.

The Adviser will ensure the fair and equitable rotation of orders between its accounts to ensure no one account has better allocations over time. Orders will be combined or "bunched" or block traded per broker whenever possible allowing all accounts to receive the same average price. The Adviser will utilize the Bloomberg EMSX system to execute the block trades and then Soundwatch Capital proprietary OMS to allocate the trades to each broker.

The Adviser will manage the fair allocation of trades between its mutual fund and Separately Managed Accounts (“SMA”) by trading any similar contracts with the same limit prices in the market and rotating the order in which these orders are placed in the market. All trading days that are on even calendar dates (the 2nd, 4th, etc.), the Adviser will enter the SMA block limit order first and any odd calendar dates (the 1st, 3rd, etc.). Since these orders will be placed within seconds of each other and at the same limit price, the executions should be very close on most days.

Compensation.
Each portfolio manager has an equity stake in Soundwatch Capital, LLC and a preferred distribution accrual. Each portfolio manager has a fixed compensation accrual for their duties as portfolio manager and this is not performance based.

Securities Owned in the Fund by the Portfolio Managers as of October 31, 2018.

Name of Portfolio Manager	Dollar Range of Equity Securities Held in the Fund
Robert Hammer	$100,000 - $500,000
Jan Bos	None

OTHER SERVICE PROVIDERS

Fund Administrator, Transfer Agent and Fund Accountant
Pursuant to an administration agreement (the “Administration Agreement”), U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as the administrator to the Fund. Fund Services  provides certain services to the Fund including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV per share and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

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Pursuant to the Administration Agreement, as compensation for its fund administration and portfolio compliance and fund accounting services, Fund Services receives from the Fund a fee based on the Fund’s current average daily net assets.  Pursuant to the Administration Agreement, Fund Services will receive a portion of fees from the Fund as part of a bundled-fee agreement for services performed as Administrator and Fund Accountant and separately as the transfer agent and dividend disbursing agent (the "Transfer Agent"). Additionally, Fund Services provides Chief Compliance Officer services to the Trust under a separate agreement. The cost for the Chief Compliance Officer’s services is charged to the Fund and approved by the Board annually.

The following table describes the fee paid by the Fund to Fund Services during the periods indicated.

Administration Fees
Fiscal year ended October 31, 2018	$83,147
Fiscal period November 30, 2016 through October 31, 2017	$70,731

Sub-Accounting Service Fees
In addition to the fees that the Fund may pay to its Transfer Agent, the Board has authorized the Fund to pay service fees, at the annual rate of up to 0.15% of applicable average net assets or $20 per account, to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub‑administration, sub-transfer agency, recordkeeping (collectively, “sub-accounting services”) and other shareholder services associated with shareholders whose shares are held of record in omnibus, networked, or other group accounts or accounts traded through registered securities clearing agents. Unless a fund has adopted a specific shareholder servicing plan which is broken out as a separate expense, a sub-accounting fee paid by the Fund is included in the total amount of “Other Expenses” listed in the Fund’s Fees and Expenses table in the Prospectus.

Custodian
Pursuant to a Custody Agreement between the Trust and U.S. Bank National Association, located at 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212 (the “Custodian”), the Custodian serves as the custodian of the Fund’s assets, holds the Fund’s portfolio securities in safekeeping, and keeps all necessary records and documents relating to its duties. The Custodian is compensated with an asset-based fee plus transaction fees and is reimbursed for out-of-pocket expenses.

The Custodian and Administrator do not participate in decisions relating to the purchase and sale of securities by the Fund. The Administrator, Transfer Agent, Custodian and the Fund’s Distributor are affiliated entities under the common control of U.S. Bancorp. The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Fund may invest.

Distributor
The Trust has entered into a distribution agreement with Quasar Distributors, LLC, 777 East Wisconsin Avenue, 6th Floor, Milwaukee, Wisconsin 53202, pursuant to which the Distributor acts as the Fund’s distributor, provides certain administration services and promotes and arranges for the sale of Fund shares. The offering of the Fund’s shares is continuous. The Distributor, Fund Services, and Custodian are all affiliated companies. The Distributor is a registered broker-dealer and member of FINRA.

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The distribution agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the distribution agreement or “interested persons” (as defined in the 1940 Act) of any such party. The distribution agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

Independent Registered Public Accounting Firm
BBD, LLP, 1835 Market Street, 3rd Floor, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Fund, whose services include auditing the Fund’s financial statements and the performance of related tax services.

Legal Counsel
Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue NW, Washington, DC 20004, serves as legal counsel to the Trust.

EXECUTION OF PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. Purchases and sales of securities in the over-the-counter (“OTC”) market will generally be executed directly with a “market-maker” unless, in the opinion of the Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Adviser will seek best execution. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Adviser that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services. The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Agreement with the Fund, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to rules adopted by the Financial Industry Regulatory Authority, Inc. (“FINRA”) and the SEC.

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While it is the Fund’s general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, in accordance with Section 28(e) under the Securities and Exchange Act of 1934, when it is determined that more than one broker can deliver best execution, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Adviser, even if the specific services are not directly useful to the Fund and may be useful to the Adviser in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer.

Investment decisions for the Fund are made independently from those of other client accounts or mutual funds managed or advised by the Adviser. Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts or mutual funds. In such event, the position of the Fund and such client account(s) or mutual funds in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts or mutual funds seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts or mutual funds simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts or mutual funds in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount of cash available for investment, the investment objective of the account, and the ease with which a client’s appropriate amount can be bought, as well as the liquidity and volatility of the account and the urgency involved in making an investment decision for the client. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.

The following table describes the brokerage commissions paid by the Fund during the periods indicated.

Brokerage Commissions
Fiscal year ended October 31, 2018	$59,917
Fiscal period November 30, 2016 through October 31, 2017	$38,205

GENERAL INFORMATION

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Fund’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

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With respect to the Fund, the Trust may offer more than one class of shares. The Trust reserves the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Currently, the Fund offers a single share class – Institutional Class shares.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. The Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ or class’ shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The information provided below supplements the information contained in the Prospectus regarding the purchase and redemption of Fund shares.

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How to Buy Shares
You may purchase shares of the Fund from securities brokers, dealers or financial intermediaries (collectively, “Financial Intermediaries”). Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged. The Fund may enter into arrangements with certain Financial Intermediaries whereby such Financial Intermediaries are authorized to accept your order on behalf of the Fund. If you transmit your order to these Financial Intermediaries before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the New York Stock Exchange (“NYSE”) is open for business, shares will be purchased at the appropriate per share price next computed after it is received by the Financial Intermediary. Investors should check with their Financial Intermediary to determine if it participates in these arrangements.

The public offering price of Fund shares is the NAV per share. Shares are purchased at the public offering price next determined after the Transfer Agent receives your order in good order (i.e., the purchase request includes the name of the Fund, the dollar amount of shares to be purchased, your account application or investment stub, and a check payable to the Fund). In most cases, in order to receive that day’s public offering price, the Transfer Agent must receive your order in good order before the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time.

The Trust reserves the right in its sole discretion (i) to suspend the continued offering of a Fund’s shares and (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser or the Distributor such rejection is in the best interest of the Fund. The Adviser has the right to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund’s shares.

In addition to cash purchases, Fund shares may be purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities. Any securities used to buy Fund shares must be readily marketable; their acquisition consistent with the Fund’s objective and otherwise acceptable to the Adviser and the Board.

How to Sell Shares and Delivery of Redemption Proceeds
You can sell your Fund shares any day the NYSE is open for regular trading, either directly to the Fund or through your Financial Intermediary.

The Fund typically sends the redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or ACH transfer. While not expected, payment of redemption proceeds may take up to seven days.  As authorized by SEC rules, the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund’s shareholders.

The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Fund’s portfolio securities at the time of redemption or repurchase.

Telephone Redemptions
Shareholders with telephone transaction privileges established on their account may redeem Fund shares by telephone. Upon receipt of any instructions or inquiries by telephone from the shareholder, the Fund or its authorized agents may carry out the instructions and/or respond to the inquiry consistent with the shareholder’s previously established account service options. For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners. In acting upon telephone instructions, the Fund and its agents use procedures that are reasonably designed to ensure that such instructions are genuine. These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.

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The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Transfer Agent fails to employ reasonable procedures, the Fund and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, however, to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For additional information, contact the Transfer Agent.

Redemptions In-Kind
The Fund has reserved the right to pay the redemption price of its shares, either totally or partially by a distribution in-kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV per share for the shares being sold. If a shareholder receives a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

In the unlikely event the Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If the Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. The Fund does not anticipate that it would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

DETERMINATION OF SHARE PRICE

The NAV of the Fund is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern Time), each day the NYSE is open for trading. However, a Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The NYSE annually announces the days on which it will not be open for trading. It is expected that the NYSE will not be open for trading on the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV will not be calculated on days when the NYSE is closed for trading.

NAV is calculated by adding the value of all securities and other assets attributable to the Fund (including interest and dividends accrued, but not yet received), then subtracting liabilities attributable to the Fund (including accrued expenses).

Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Fund’s Adviser with oversight by the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Adviser considers, among other things:  (1) the last sales price on the securities exchange, if any, on which a security is primarily traded; (2) the mean between the bid and asked prices; (3) price quotations from an approved pricing service; and (4) other factors as necessary to determine a fair value under certain circumstances.

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Securities primarily traded in the NASDAQ Global Market® for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. OTC securities which are not traded in the NASDAQ Global Market® shall be valued at the most recent sales price. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by or under the direction of the Board.

Short-term debt obligations are valued at current market prices, as discussed above.

The Fund’s securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market. The Adviser anticipates that the Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable or are unavailable.

An option that is written or purchased by the Fund shall be valued using composite pricing via the National Best Bid and Offer quotes. Composite pricing looks at the last trade on the exchange where the option is traded. If there are no trades for an option on a given business day, as of closing, the Fund will value the option at the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. For options where market quotations are not readily available, fair value shall be determined by the Fund’s Adviser with oversight by the Trust’s Valuation Committee.

All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

DISTRIBUTIONS AND TAX INFORMATION

Distributions
Dividends from net investment income and distributions from net profits from the sale of securities are generally made annually. Also, the Fund typically distributes any undistributed net investment income on or about December 31 of each year. Any net capital gains realized through the period ended October 31 of each year will also be distributed by December 31 of each year.

Each distribution by the Fund is accompanied by a brief explanation of the form and character of the distribution. In January of each year, the Fund will issue to each shareholder a statement of the amount and federal income tax status of all distributions.

Tax Information
The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Fund’s prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund’s Prospectus is not intended as a substitute for careful tax planning.

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The Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder’s tax situation is different, shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017.   Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026.  There are only minor changes with respect to the specific rules only applicable to a regulated investment company (“RIC”) such as the Fund. The Tax Act, however, makes numerous other changes to the tax rules that may affect shareholders and the Fund.  You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Fund.

Qualification as a Regulated Investment Company. The Fund has elected, and intends to qualify each year, to be treated as a RIC under Subchapter M of the Code. To qualify as a RIC, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, in the securities (other than the securities of other RICs) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.” As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it timely distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, its taxable income other than its net capital gain, computed without regard to the dividends-paid deduction, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders. The Fund’s policy is to distribute to its shareholders all of its investment company taxable income (computed without regard to the dividends-paid deduction) and any net realized long term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes. However, the Fund can give no assurances that distributions will be sufficient to eliminate all taxes.

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If, for any taxable year, the Fund were to fail to qualify as a RIC under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation at the corporate tax rate (which the Tax Act reduced to 21%) and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current and accumulated earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, if the Fund were to fail to qualify as a RIC in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Under certain circumstances, the Fund may cure a failure to qualify as a RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to recognize, and would generally be subject to a corporate level tax with respect to, any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year.

Federal Excise Tax. The Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which a Fund paid no federal income tax. The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated.  The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits.  The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year.  A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a  taxable year, the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Those net capital losses can be carried forward indefinitely to offset capital gains, if any, in years following the year of the loss.

Distributions to Shareholders. The Fund receives income generally in the form of dividends and interest on investments.  This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of the Fund. Taxable dividends and distributions are subject to tax whether you receive them in cash or in additional shares.

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Distributions of net investment income, including distributions of net short-term capital gains, are taxable to shareholders as ordinary income or, for non-corporate shareholders, as qualified dividend income. Distributions from the Fund’s net capital gain (i.e., the excess of the Fund’s net long-term capital gains over its net short-term capital losses) are taxable to shareholders as long-term capital gains regardless of the length of time shares have been held.

In general, to the extent that the Fund receives qualified dividend income, the Fund may report a portion of the dividends it pays as qualified dividend income, which for non-corporate shareholders is subject to U.S. federal income tax rates of up to 20%. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (i.e., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, and foreign corporations if the stock with respect to which the dividend was paid is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” with respect to such dividend, (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. The holding period requirements described in this paragraph apply to shareholders’ investments in the Fund and to the Fund’s investments in underlying dividend-paying stocks. Distributions received by the Fund from another RIC will be treated as qualified dividend income only to the extent so reported by such other RIC. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income

Dividends paid by the Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the dividends-received deduction for corporate shareholders of the Fund. The Fund’s hedging investment strategy, including the use of options, may prevent the Fund’s income from being eligible for treatment as qualified dividend income in the hands of non-corporate shareholders or eligible for the dividends received deduction for corporate shareholders.

There is no requirement that the Fund take into consideration any tax implications when implementing its investment strategy. If the Fund’s distributions exceed its earnings and profits, all or a portion of the distributions may be treated as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce each shareholder’s tax basis, resulting in a higher capital gain or lower capital loss when the shares on which the distribution was received are sold. After a shareholder’s tax basis in the shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s shares.

Each shareholder who receives taxable distributions in the form of additional shares will be treated for U.S. federal income tax purposes as if receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions. The shareholder’s aggregate tax basis in shares of the Fund will be increased by such amount.

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A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

A dividend or other distribution by the Fund is generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Distributions are includable in alternative minimum taxable income for non-corporate shareholders in computing such shareholder’s liability for the alternative minimum tax. Shareholders should note that the Fund may make taxable distributions of income and capital gains even when share values have declined.

The Fund (or its administrative agent) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held your shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

At October 31, 2018, the Fund had capital loss carryforwards, which reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, the character of such capital loss carryforwards is as follows:

	Not Subject to Expiration
Short-Term	Long-Term	Total
$1,914,399	$2,623,568	$4,537,967

Sales, Exchanges or Redemptions. Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss.

Any loss realized upon redemption of shares within six months from the date of their purchase will be treated as a long term capital loss to the extent of any amounts treated as distributions of long term capital gains during such six month period. Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.

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Under the Code, the Fund will be required to report to the Internal Revenue Service (“IRS”) all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which includes most corporations. The Fund will also be required to report tax basis information for such shares and indicate whether these shares had a short-term or long-term holding period. If a shareholder has a different basis for different shares of the Fund in the same account (e.g., if a shareholder purchased shares in the same account at different times for different prices), the Fund will calculate the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. The Fund’s default method for calculating basis will be the average basis method, under which the basis per share is reported as the average of the bases of all of the shareholder’s Fund shares in the account. A shareholder may elect, on an account-by-account basis, to use a method other than average basis by following procedures established by the Fund or its administrative agent. If such an election is made on or prior to the date of the first exchange or redemption of shares in the account and on or prior to the date that is one year after the shareholder receives notice of the Fund’s default method, the new election will generally apply as if the average basis method had never been in effect for such account. If such an election is not made on or prior to such dates, the shares in the account at the time of the election will retain their averaged bases. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation.

Tax Treatment of Complex Securities. The Fund may invest in complex securities and these investments may be subject to numerous special and complex tax rules. These rules could affect the Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

The Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, the Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so.

The trading strategies of the Fund may involve non-equity options on stock indices which may constitute “straddle” transactions. In general, straddles are subject to certain rules that may affect the amount, character, and timing of the Fund’s gains and losses with respect to the straddle positions by requiring, among other things, that (1) any loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other positions in the straddle, (2) the Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term rather than long-term capital gain), (3) the losses recognized with respect to certain straddle positions that are part of a mixed straddle and are non-section 1256 contracts be treated as 60% long-term and 40% short-term capital loss, and (4) losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses be treated as long-term capital losses.

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The Fund may have available a number of elections under the Code concerning the treatment of straddles for tax purposes. Taxation of these transactions will vary according to the elections made by the Fund. These tax considerations may have an impact on investment decisions made by the Fund. In general, the straddle rules described above do not apply to any straddles held by the Fund if all of the offsetting positions consist of contracts governed by section 1256 of the Code.

To the extent the Fund writes options that are not subject to the rules of section 1256 of the Code, the amount of the premium received by the Fund for writing such options will be entirely short-term capital gain to the Fund. In addition, if such an option is closed by the Fund, any gain or loss realized by the Fund as a result of closing the transaction will also be short-term capital gain or loss. If the holder of a put option exercises the holder’s right under the option, any gain or loss realized by the Fund upon the sale of the underlying security pursuant to such exercise will be short-term or long-term capital gain or loss to the Fund depending on the Fund’s holding period for the underlying security.

Foreign Taxes. Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund’s stock or securities.  Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes.  Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

Tax Shelter Reporting Regulations. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under the Tax Act, tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business.  Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in a Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”); (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC; or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

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Backup Withholding. Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax at the rate of 24% in the case of non-exempt shareholders who fail to furnish the Fund with their taxpayer identification numbers or with required certifications regarding their status under the federal income tax law, or if the IRS notifies the Fund that such backup withholding is required. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is provided. The Fund reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates.

Non-U.S. Investors. Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of a Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

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A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Fund should consult their tax advisors in this regard

This discussion and the related discussion in the Prospectus have been prepared by Fund management. The information above is only a summary of some of the tax considerations generally affecting the Fund and its shareholders. No attempt has been made to discuss individual tax consequences and this discussion should not be construed as applicable to all shareholders’ tax situations. Investors should consult their own tax advisors to determine the suitability of the Fund and the applicability of any state, local or foreign taxation.

MARKETING AND SUPPORT PAYMENTS

The Adviser, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash payments or other compensation to certain financial intermediaries who sell shares of the Fund. Such payments may be divided into categories as follows:

Support Payments. Payments may be made by the Adviser to certain financial intermediaries in connection with the eligibility of the Fund to be offered in certain programs and/or in connection with meetings between the Fund’s representatives and financial intermediaries and its sales representatives. Such meetings may be held for various purposes, including providing education and training about the Fund and other general financial topics to assist financial intermediaries’ sales representatives in making informed recommendations to, and decisions on behalf of, their clients.

Entertainment, Conferences and Events. The Adviser also may pay cash or non-cash compensation to sales representatives of financial intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainments; and/or (iii) sponsorship support for the financial intermediary’s client seminars and cooperative advertising. In addition, the Adviser pays for exhibit space or sponsorships at regional or national events of financial intermediaries.

The prospect of receiving, or the receipt of additional payments or other compensation as described above by financial intermediaries may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Fund, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to the Fund shares.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or legal entity whose identity and beneficial owners, if applicable, cannot be adequately verified under the provisions of the USA PATRIOT Act.

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FINANCIAL STATEMENTS

The Fund’s annual report to shareholders for the fiscal year ended October 31, 2018 , is a separate document and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing therein are incorporated by reference into this SAI. You can obtain the annual report without charge on the SEC’s website at www.sec.gov, upon written request, or request by telephone at 855-538-5278.
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Appendix A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

 Local Currency and Foreign Currency Risks – Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

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Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

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The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

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Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

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Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more. Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

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The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS for long-term debt:

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“AAA” - Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.”  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

h	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

h	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

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“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels – “MIG-1” through “MIG-3” while speculative grade short-term obligations are designated “SG”. The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned:  a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG rating scale called the Variable Municipal Investment Grade or “VMIG” scale. The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

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“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” – Is assigned to an unrated obligation.

About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS. Ratings are not buy, hold or sell recommendations and they do not address the market price of a security. Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

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Appendix B

Soundwatch Capital, LLC
Proxy Voting Policy

The Adviser seeks to vote proxies in a manner that serves the best interests of shareholders and not affected by any material conflict of interest. For all matters the Adviser has identified as routine, the Adviser will vote in accordance with the recommendation of the company’s management, unless, in the Adviser’s opinion, such recommendation is not in the best interests of a Fund. Routine matters are typically proposed by a company’s management and meet the following criteria:  they do not measurably change the structure, management, control or operation of the company; (ii) they do not measurably change the terms of, or fees or expenses associated with, an investment in the company; and (iii) they are consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the company.

Those matters that are not clearly identified as routine will be submitted to the Adviser’s proxy committee, which will determine how to vote each such proxy by applying the Proxy Policies. Non-routine matters are those that may involve one or more of the following: (i) measurable change in the structure, management, control or operation of the company; (ii) a measurable change in the terms of, or fees or expenses associated with, an investment in the company; or (iii) a change that is inconsistent with industry standards and/or the laws of the state of incorporation applicable to the company.

In some cases, the Adviser will abstain from voting or affirmatively decide not to vote if the Adviser determines that abstaining or not voting is in the best interests of a Fund. In making such determination, the Adviser will consider certain factors, including, but not limited to (i) costs associated with exercising the proxy (e.g., translation or travel costs); and (ii) any legal restrictions on trading resulting from the exercise of a proxy. The Adviser may abstain from voting a proxy if the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling toll-free 888-BHH-4601 (888-244-4601), or by accessing the SEC’s website at www.sec.gov.

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PART C

OTHER INFORMATION

Item 28.	Exhibits

(a)	(1)	Certificate of Trust dated August 28, 2003 was previously filed with the Registration Statement on Form N-1A on August 29, 2003 and is incorporated herein by reference.
	(2)	Certificate of Amendment to Certificate of Trust dated June 1, 2005 was previously filed with the Registration Statement on Form N-1A on June 24, 2005 and is incorporated herein by reference.
	(3)	Certificate of Amendment to Certificate of Trust dated December 1, 2011 was previously filed with the Registration Statement on Form N-1A on January 30, 2013 and is incorporated herein by reference.
	(4)	Certificate of Amendment to Certificate of Trust dated January 31, 2013 was previously filed with the Registration Statement on Form N-1A on November 26, 2014 and is incorporated herein by reference.
	(5)	Certificate of Amendment to Certificate of Trust dated January 13, 2014 was previously filed with the Registration Statement on Form N-1A on September 29, 2015 and is incorporated herein by reference.
	(6)	Agreement and Declaration of Trust dated August 26, 2003 was previously filed with the Registration Statement on Form N-1A on August 29, 2003 and is incorporated herein by reference.
	(7)	Amendment to Agreement and Declaration of Trust dated August 19, 2015 was previously filed with the Registration Statement on Form N-1A on September 29, 2015 and is incorporated herein by reference.
(b)	Amended and Restated Bylaws dated August 19, 2015 was previously filed with the Registration Statement on Form N-1A on September 29, 2015 and is incorporated herein by reference.
(c)	Instruments Defining Rights of Security Holders are incorporated by reference into the Trust’s Agreement and Declaration of Trust and Amended and Restated Bylaws.
(d)
Investment Advisory Agreement with Soundwatch Capital, LLC dated May 26, 2016 was previously filed with the Trust’s Registration Statement on Form N-1A on June 29, 2016 and is incorporated herein by reference.

(1)	Revised Schedule A to Investment Advisory Agreement – filed herewith.

(e)
Distribution Agreement with Soundwatch Capital, LLC dated May 26, 2016 was previously filed with the Trust’s Registration Statement on Form N-1A on June 29, 2016 and is incorporated herein by reference.

(f)	Bonus or Profit Sharing Contracts – not applicable.
(g)	Custody Agreement dated January 1, 2014 was previously filed with the Trust’s Registration Statement on Form N-1A on January 14, 2014 and is incorporated herein by reference.
(1)
Amendment to Custody Agreement for Soundwatch Capital, LLC dated May 26, 2016 was previously filed with the Trust’s Registration Statement on Form N-1A on June 29, 2016 and is incorporated herein by reference.

(h)	Other Material Contracts
(1) Fund Administration Servicing Agreement dated January 1, 2014 was previously filed with the Trust’s Registration Statement on Form N-1A on January 14, 2014 and is incorporated herein by reference.
(i)
Amendment to Fund Administration Servicing Agreement for Soundwatch Capital, LLC dated May 26, 2016 was previously filed with the Trust’s Registration Statement on Form N-1A on June 29, 2016 and is incorporated herein by reference.

(2) Fund Accounting Servicing Agreement dated January 1, 2014 was previously filed with the Trust’s Registration Statement on Form N-1A on January 14, 2014 and is incorporated herein by reference.
(i)
Amendment to Fund Accounting Servicing Agreement for Soundwatch Capital, LLC dated May 26, 2016 was previously filed with the Trust’s Registration Statement on Form N-1A on June 29, 2016 and is incorporated herein by reference.

(3) Transfer Agent Servicing Agreement dated January 1, 2014 was previously filed with the Trust’s Registration Statement on Form N-1A on January 14, 2014 and is incorporated herein by reference.
(i)
Amendment to Transfer Agent Servicing Agreement for Soundwatch Capital, LLC dated May 26, 2016 was previously filed with the Trust’s Registration Statement on Form N‑1A on June 29, 2016 and is incorporated herein by reference.

(4) Shareholder Servicing Plan - not applicable.
(5)
Operating Expenses Limitation Agreement for Soundwatch Capital, LLC dated May 26, 2016 was previously filed with the Trust’s Registration Statement on Form N‑1A on June 29, 2016 and is incorporated herein by reference.

(i) Appendix A to the Amended and Restated Operating Expenses Limitation Agreement for Soundwatch Capital, LLC – filed herewith.
(6)
Power of Attorney for John Chrystal, Albert J. DiUlio, S.J., Harry E. Resis and Christopher E. Kashmerick dated November 14, 2018 was previously filed with the Registration Statement on Form N‑1A on December 21, 2018 and is incorporated herein by reference.

(i)	Legal Opinion (Soundwatch Capital Core Hedged Equity Fund) was previously filed with the Trust’s Registration Statement on Form N-1A on June 29, 2016 and is incorporated herein by reference.
(j)	Consent of Independent Registered Public Accounting Firm – filed herewith.
(k)	Omitted Financial Statements – not applicable.
(l)	Form of Subscription Agreement was previously filed with the Trust’s Registration Statement on August 29, 2003 and is incorporated herein by reference.
(m)	Rule 12b-1 Plan - not applicable.
(n)	Rule 18f-3 Plan - not applicable
(o)	Reserved.
(p)	(1)
Code of Ethics for the Registrant dated February 2014, as amended February 2017, was previously filed with the Trust’s Registration Statement on Form N-1A on March 20, 2017 and is incorporated herein by reference.

(2) Code of Ethics for Soundwatch Capital, LLC was previously filed with the Trust’s Registration Statement on Form N-1A on June 29, 2016 and is incorporated herein by reference.
(3) Code of Ethics for Access Persons of Quasar Distributors, LLC was previously filed with the Trust’s Registration Statement on Form N-1A on March 28, 2014 and is incorporated herein by reference.
_______________

Item 29.	Persons Controlled by or under Common Control with Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.	Indemnification

Reference is made to Article VI in the Registrant’s Agreement and Declaration of Trust, which is incorporated by reference herein.

Pursuant to Rule 484 under the Securities Act of 1933, as amended (the “Securities Act”), the Registrant furnishes the following undertaking:  “Insofar as indemnification for liability arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.”

With respect to the Registrant, the general effect of these provisions is to indemnify any person (Trustee, director, officer, employee or agent, among others) who was or is a party to any proceeding by reason of their actions performed in their official or duly authorized capacity on behalf of the Trust.  With respect to the distributor, the general effect of the relevant provisions is to indemnify those entities for claims arising out of any untrue statement or material fact contained in the Funds' Registration Statement, reports to shareholders or advertising and sales literature.

Item 31.	Business and Other Connections of Investment Adviser

With respect to the Adviser, the response to this Item is incorporated by reference to the Adviser’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the U.S. Securities and Exchange Commission (“SEC”) (File No. 801-80617), dated July 18, 2018.  The Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 32.	Principal Underwriters

 (a) Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Advisors Series Trust	LoCorr Investment Trust
Aegis Funds	Lord Asset Management Trust
Allied Asset Advisors Funds	MainGate Trust
Alpha Architect ETF Trust	Managed Portfolio Series
Amplify ETF Trust	Manager Directed Portfolios
Angel Oak Funds Trust	Matrix Advisors Fund Trust
Barrett Opportunity Fund, Inc.	Matrix Advisors Value Fund, Inc.
Bridge Builder Trust	Merger Fund
Bridges Investment Fund, Inc.	Monetta Trust
Brookfield Investment Funds	Nicholas Equity Income Fund, Inc.
Brown Advisory Funds	Nicholas Family of Funds, Inc.
Buffalo Funds	Permanent Portfolio Family of Funds
CG Funds Trust	Perritt Funds, Inc.
DoubleLine Funds Trust	PRIMECAP Odyssey Funds
ETF Series Solutions	Professionally Managed Portfolios
Evermore Funds Trust	Prospector Funds, Inc.
First American Funds, Inc.	Provident Mutual Funds, Inc.

FundX Investment Trust	Rainier Investment Management Mutual Funds
Glenmede Fund, Inc.	RBB Fund, Inc.
Glenmede Portfolios	RBC Funds Trust
GoodHaven Funds Trust	Series Portfolio Trust
Greenspring Fund, Inc.	Sims Total Return Fund, Inc.
Harding Loevner Funds, Inc.	Thompson IM Funds, Inc.
Hennessy Funds Trust	TigerShares Trust
Horizon Funds	TrimTabs ETF Trust
Hotchkis & Wiley Funds	Trust for Professional Managers
Intrepid Capital Management Funds Trust	Trust for Advised Portfolios
IronBridge Funds, Inc.	USA Mutuals
Jacob Funds, Inc.	Wall Street EWM Funds Trust
Jensen Quality Growth Fund Inc.	Westchester Capital Funds
Kirr Marbach Partners Funds, Inc.	Wisconsin Capital Funds, Inc.
LKCM Funds	YCG Funds

(b)	To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
Teresa Cowan(1)	President, Board Member, Board Chairperson	None
Andrew M. Strnad(2)	Vice President, Secretary	None
Joseph C. Neuberger(1)	Board Member	None
Stephanie Fischer (1)	Board Member	None
Anita Zagrodnik	Board Member	None
Susan LaFond(1)	Vice President, Treasurer, Co-Chief Compliance Officer	None
Peter A. Hovel(1)	Chief Financial Officer	None
Jennifer Brunner(1)	Vice President, Co-Chief Compliance Officer	None
Brett Scribner(3)	Assistant Treasurer	None
Thomas A. Wolden(3)	Assistant Treasurer	None
(1) This individual is located at 777 East Wisconsin Avenue, Milwaukee, Wisconsin, 53202.
(2) This individual is located at 10 West Market Street, Suite 1150, Indianapolis, Indiana, 46204.
(3) This individual is located at 800 Nicollet Mall, Minneapolis, Minnesota, 55402.

(c) Not applicable.

Item 33.	Location of Accounts and Records

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

Records Relating to:	Are located at:
Registrant’s Custodian	U.S. Bank National Association Custody Operations 1555 North Rivercenter Drive, Suite 302 Milwaukee, WI 53212
Registrant’s Investment Adviser	Soundwatch Capital, LLC 485 Madison Avenue 7th Floor New York, NY 10022
Registrant’s Distributor	Quasar Distributors, LLC 777 East Wisconsin Avenue, 6th Floor Milwaukee, WI 53202

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act and the 1940 Act, the Registrant certifies that this Post‑Effective Amendment No. 153 to its Registration Statement meets all of the requirements for effectiveness under Rule 485(b) and has duly caused this Post-Effective Amendment No. 153 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee and State of Wisconsin, on the 28th day of February, 2019.

Trust for Advised Portfolios

       By: /s/ Christopher E. Kashmerick
       Christopher E. Kashmerick
       President and Principal Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 153 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

John C. Chrystal*	Trustee	February 28, 2019
John C. Chrystal

Albert J. DiUlio, S.J.*	Trustee	February 28, 2019
Albert J. DiUlio, S.J.

Harry E. Resis*	Trustee	February 28, 2019
Harry E. Resis

/s/ Christopher E. Kashmerick	Trustee	February 28, 2019
Christopher E. Kashmerick

/s/ Christopher E. Kashmerick	President and Principal Executive Officer	February 28, 2019
Christopher E. Kashmerick

/s/ Russell B. Simon	Treasurer and Principal Financial Officer	February 28, 2019
Russell B. Simon

*By: /s/ Christopher E. Kashmerick		February 28, 2019
Christopher E. Kashmerick Attorney-In Fact pursuant to Power of Attorney

Index of Exhibits

Exhibit	Exhibit No.
Revised Schedule A to Investment Advisory Agreement	(d)(1)
Appendix A to the Amended and Restated Operating Expenses Limitation Agreement	(h) (5) (i)
Consent of Independent Registered Public Accounting Firm	(j)